                                                                 EXHIBIT 10W

                        BELLSOUTH RETIREMENT SAVINGS PLAN

              AS AMENDED AND RESTATED EFFECTIVE AS OF JULY 1, 2001

                        BELLSOUTH RETIREMENT SAVINGS PLAN

This Plan represents the amendment and restatement of the BellSouth Retirement Savings Plan. Except as otherwise provided herein or by applicable law, the effective date of this amendment and restatement is July 1, 2001.

This Plan consists of two parts--(l) a profit sharing plan which includes a qualified cash or deferred arrangement and which is intended to qualify as such under Code sections 401(a), 401(k) and 401(m) and related sections of the Code and (2) an employee stock ownership plan which is designed as a stock bonus plan to invest primarily in BellSouth Shares and which is intended to qualify as such under Code sections 401(a), 401(m) and 4975(e)(7) and related sections of the Code. Effective January 1, 2002, the Plan includes a third part, an employee stock ownership plan which is designed as a stock bonus plan to invest primarily in BellSouth Shares held in the BellSouth Shares Fund and which is intended to qualify as such under Code sections 401(a), 401(k), 401(m) and 4975(e)(7) and related sections of the Code.

Further, this Plan is intended to comply with the applicable provisions of the Code and ERISA and accordingly will be interpreted in accordance with those provisions, including any official reports, announcements or temporary or final regulations issued thereunder, and will be amended retroactively, if necessary, to satisfy such provisions as of their effective dates.

                        BELLSOUTH RETIREMENT SAVINGS PLAN

              AS AMENDED AND RESTATED EFFECTIVE AS OF JULY 1, 2001

                                TABLE OF CONTENTS


SECTION 1.  PURPOSE.......................................................................................1

SECTION 2.  DEFINITIONS; CONSTRUCTION.....................................................................2

SECTION 3.  PARTICIPATION................................................................................16

SECTION 4.  CONTRIBUTIONS................................................................................19

SECTION 5.  ALLOCATION AND CREDITING OF CONTRIBUTIONS....................................................27

SECTION 6.  LIMITATION RULES.............................................................................31

SECTION 7.  INVESTMENT DIRECTIONS........................................................................37

SECTION 8.  MAINTENANCE AND VALUATION OF ACCOUNTS; ESOP LOAN ALLOCATIONS.................................41

SECTION 9.  DISTRIBUTION; WITHDRAWAL.....................................................................44

SECTION 10. LOANS........................................................................................54

SECTION 11. RESTORALS OF FORFEITED AMOUNTS...............................................................57

SECTION 12. ADMINISTRATION BY TRUSTEE....................................................................59

SECTION 13. ELECTION TO VOLUNTARILY SUSPEND CONTRIBUTIONS................................................60

SECTION 14. LEAVE OF ABSENCE; LAYOFF; ABSENCE ON ACCOUNT OF SICKNESS OR DISABILITY.......................61

SECTION 15. CHANGE TO NON-MANAGEMENT EMPLOYEE; TRANSFER TO ANOTHER
         PARTICIPATING COMPANY; TRANSFER TO AN AFFILIATE OR SUBSIDIARY NOT A
         PARTICIPATING COMPANY; CHANGE TO SEPARATE PARTICIPATING COMPANY; CHANGE
         TO CONSOLIDATED PARTICIPATING COMPANY; OTHER INTERCHANGE EMPLOYEES..............................62

SECTION 16. DESIGNATION OF BENEFICIARIES; SPOUSAL CONSENT; DEFINITION OF
         SPOUSE; DISTRIBUTIONS UPON DEATH; FORFEITURE OF BENEFITS BY KILLERS.............................64

SECTION 17. BENEFITS NOT ASSIGNABLE; QUALIFIED DOMESTIC RELATIONS ORDERS; CRIMES AGAINST THE PLAN........66

SECTION 18. EXPENSES.....................................................................................68

SECTION 19. MODIFICATION OR MERGER OF PLAN...............................................................69

SECTION 20. TERMINATION OF CONTRIBUTIONS UNDER PLAN; LIQUIDATION OF THE PLAN.............................70

SECTION 21. NOTICES TO PARTICIPATING EMPLOYEES; ADMINISTRATIVE NOTICES...................................72

SECTION 22. ADOPTION OF THE PLAN BY A PARTICIPATING COMPANY..............................................73

SECTION 23. ADMINISTRATION AND INTERPRETATION OF PLAN....................................................75

SECTION 24. TOP-HEAVY PROVISIONS.........................................................................77

SECTION 25. SPECIAL RULES APPLICABLE IN EVENT OF CERTAIN NATURAL DISASTERS...............................79

SCHEDULE A - PARTICIPATING COMPANIES, APRIL 1, 2001

SCHEDULE B - MATCH PERCENTAGE, EFFECTIVE APRIL 1, 2001,
SECTION 5.1(A)(II)

SCHEDULE C - SCHEDULE MATCH PERCENTAGE EFFECTIVE JANUARY 1, 1999
FOR CERTAIN EMPLOYEES

SECTION 1.   PURPOSE.

The purpose of the BellSouth Retirement Savings Plan is to provide a convenient way for Employees of Participating Companies, first, to save for their retirement on a regular and long-term basis and, second, to acquire an ownership interest in BellSouth.

This Plan is not a contract of employment. Thus, participation in this Plan shall not give any person either the right to be retained as an Employee or, upon his termination of employment, the right to any interest in the Trust Fund other than his interest as expressly set forth in this Plan.

SECTION 2. DEFINITIONS; CONSTRUCTION.

         1. Definitions For purposes of this Plan, the following terms shall have the following meanings:

         "ACCOUNT" shall mean the separate account maintained for each Participating Employee which represents his total proportionate interest in the Trust Fund as of any Business Day. Each Participating Employee's Account shall consist of an After-Tax Basic Account, an After-Tax Supplemental Account, a Before-Tax Basic Account, a Before-Tax Supplemental Account, a Matching Account, an ESOP Account, a Profit Sharing Account, a Qualified Non-Elective Contributions Account and a Rollover Account, all as described in this Plan, as applicable, and such other subaccounts as the Committee shall deem necessary or appropriate for the proper administration of this Plan. Effective January 1, 2002, each Participating Employee's After-Tax Basic Account, After-Tax Supplemental Account, Before-Tax Basic Account and Before-Tax Supplemental Account shall be subdivided such that contributions made directly into the BellSouth Shares Fund shall be accounted for separately, but shall continue to be component parts of such Accounts; however, any general reference to amounts invested in the BellSouth Shares Fund (contributions or otherwise) shall be referred to as being maintained in the BellSouth Shares Account.

         "ACP" shall mean for each Plan Year the average contribution percentage as calculated under Code section 401(m)(3) and, generally, means as to (a) the group of Eligible Employees who are Highly Compensated Employees for such Plan Year and (b) the group of all other Eligible Employees for such Plan Year, the average (expressed as a percentage) of the Contribution Percentages of the Eligible Employees in each such group.

         "ACP LIMIT" shall mean for each Plan Year the same as the ADP Limit, except such limit shall be applied subject to the regulations under Code sections 401(k) and 401(m) regarding the multiple use of the alternative limitations and the term ACP shall be substituted for ADP in such definition.

         "ACTUAL DEFERRAL PERCENTAGE" shall mean for each Plan Year the ratio (expressed as a percentage) of Before-Tax Contributions made on behalf of an Eligible Employee and, to the extent designated by the Committee, Qualified Non-Elective Contributions (excluding any Qualified Non-Elective Contributions counted for purposes of the ACP) paid to the Trustee for such Plan Year, to the Eligible Employee's Compensation for such Plan Year. If a Highly Compensated Employee participates in the Plan and one or more other plans of any Affiliates to which before-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the before-tax contributions made with respect to such Highly Compensated Employee shall be aggregated for purposes of determining his Actual Deferral Percentage. The family aggregation rules formerly applicable to this defined term under Code section 414(q)(6) ceased to apply commencing with the Plan Year beginning January 1, 1997.

         "ADOPTION AGREEMENT" shall mean the agreement by which, subject to approval by the Senior Officer for Human Resources of BellSouth, either (a) one or more Affiliates join the

Consolidated Plan and become Consolidated Participating Companies, or (b) one or more Affiliates or a Subsidiary (and its affiliates) adopt a Separate Plan and become Separate Participating Companies. In lieu of using an actual Adoption Agreement, the Senior Officer for Human Resources of BellSouth, in his sole discretion, may provide for a Consolidated Participating Company's adoption of the Consolidated Plan through the use of resolutions and schedules attached to the Consolidated Plan document, and the term "Adoption Agreement" as used herein shall be deemed to reference and include such documents; provided, however, if a Consolidated Participating Company wishes to adopt any terms and conditions which differ from those as set forth in this amended and restated Plan document, such Consolidated Participating Company must adopt the Consolidated Plan using a formal Adoption Agreement.

         The term "Adoption Agreement" shall include and incorporate herein, as part of the Plan, all existing Adoption Agreements entered into as part of the Retirement Savings Plan. Notwithstanding the foregoing, however, such existing adoption agreements (i) shall remain in effect only with respect to Participating Companies' elections as to the definition of Eligible Compensation and any Schedules of withdrawal and vesting provisions attached to such Adoption Agreements, and (ii) shall be invalidated with respect to Participating Companies' elections as to Normal Retirement Age, Plan loans and the ability to make Profit Sharing Contributions for Plan Years on and after January 1, 1996 and with respect to the definition of Eligible Compensation on and after January 1, 2001. With respect to such invalidated elections, the terms and conditions of this amended and restated Plan document shall control; provided, however, that Participating Companies may, with the consent of the Committee, enter into a new Adoption Agreement to provide for Profit Sharing Contributions on and after January 1, 1996. Nothing contained herein shall prevent a Participating Company from amending (with the consent of the Committee) an Adoption Agreement with respect to those provisions which are not invalidated above.

         "ADP" shall mean for each Plan Year the average actual deferral percentage as calculated under Code section 401(k)(3) and, generally, means as to (a) the group of Eligible Employees who are Highly Compensated Employees and
(b) the group of all other Eligible Employees for such Plan Year, the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Employees in each such group.

         "ADP LIMIT" shall mean for each Plan Year that (a) the ADP for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed 125% of the ADP for all other Eligible Employees for such Plan Year, or
(b) the excess of the ADP for Eligible Employees who are Highly Compensated Employees for such Plan Year over the ADP for all other Eligible Employees for such Plan Year is not more than two percentage points, and the ADP for Eligible Employees who are Highly Compensated Employees for such Plan Year is not more than twice the ADP for all other Eligible Employees for such Plan Year; provided, the ADP Limit shall be determined (as a group) with respect to all Consolidated Participating Companies (as a group) and, separately, with respect to each Subsidiary (and its Affiliates) that is a Participating Company. (This current year test has always been applied under the Plan.)

         "AFFILIATE" shall mean at any time (a) BellSouth, (b) any corporation which at such time is a member of a controlled group of corporations as defined in Code section 414(b) which includes BellSouth, (c) any trade or business, whether incorporated or unincorporated, which at such time is considered to be under common control as defined in Code section 414(c) with BellSouth, (d) any person or organization which at such time is a member of an affiliated service group as defined in Code section 414(m) with BellSouth, and (e) any other entity required to be aggregated with BellSouth pursuant to regulations under Code section 414(o). A similar determination of "Affiliate" shall be made for each Subsidiary that is a Participating Company and, when used herein, shall be specifically identified as a Subsidiary's Affiliate.

         "AFTER-TAX BASIC ACCOUNT" shall mean the subaccount established to account for the After-Tax Basic Contributions made by a Participating Employee and the investment earnings and losses on such contributions; provided, effective January 1, 2002, such subaccount shall be subdivided to separately account for such contributions that are directly invested in the BellSouth Shares Fund.

         "AFTER-TAX BASIC CONTRIBUTIONS" shall mean the contributions made by a Participating Employee under Section 4.1(b)(i) of this Plan.

         "AFTER-TAX CONTRIBUTIONS" shall mean the After-Tax Basic Contributions and the After-Tax Supplemental Contributions made by a Participating Employee.

         "AFTER-TAX SUPPLEMENTAL ACCOUNT" shall mean the subaccount established to account for the After-Tax Supplemental Contributions made by a Participating Employee and the investment earnings and losses on such contributions, and which shall also include amounts transferred to the Plan from the Participating Employee's After-Tax Account under the Retirement Savings Plan; provided, effective January 1, 2002, such subaccount shall be subdivided to separately account for such contributions that are directly invested in the BellSouth Shares Fund.

         "AFTER-TAX SUPPLEMENTAL CONTRIBUTIONS" shall mean the contributions made by a Participating Employee under Section 4.1(b)(ii) of this Plan.

         "BEFORE-TAX BASIC ACCOUNT" shall mean the subaccount established to account for the Before-Tax Basic Contributions made on behalf of a Participating Employee and the investment earnings and losses on such contributions, and which shall also include amounts transferred to the plan from the Participating Employee's Before-Tax Basic Account under the Retirement Savings Plan; provided, effective January 1, 2002, such subaccount shall be subdivided to separately account for such contributions that are directly invested in the BellSouth Shares Fund.

         "BEFORE-TAX BASIC CONTRIBUTIONS" shall mean the Contributions made by a Participating Company on behalf of a Participating Employee under Section 4.1(a)(i) of this Plan.

         "BEFORE-TAX CONTRIBUTIONS" shall mean the Before-Tax Basic Contributions and the Before-Tax Supplemental Contributions made on a Participating Employee's behalf.

         "BEFORE-TAX SUPPLEMENTAL ACCOUNT" shall mean the subaccount established to account for the Before-Tax Supplemental Contributions made on behalf of a Participating Employee and the investment earnings and losses on such contributions, and which shall also include amounts transferred to the Plan from the Participating Employee's Before-Tax Supplemental Account under the Retirement Savings Plan; provided, effective January 1, 2002, such subaccount shall be subdivided to separately account for such contributions that are directly invested in the BellSouth Shares Fund.

         "BEFORE-TAX SUPPLEMENTAL CONTRIBUTIONS" shall mean the contributions made by a Participating Company on behalf of a Participating Employee under
Section 4.1(a)(ii) of this Plan.

         "BELLSOUTH" shall mean BellSouth Corporation, a Georgia corporation, and any successor to BellSouth Corporation.

         "BELLSOUTH SHARES" shall mean shares of the common stock of BellSouth.

         "BELLSOUTH SHARES ACCOUNT" shall mean, effective January 1, 2002, the separate accounting of the portion of a Participating Employee's Account reflecting such Participating Employee's interest in the BellSouth Shares Fund and shall include the portions of the Participating Employee's After-Tax Basic Account, After-Tax Supplemental Account, Before-Tax Basic Account and Before-Tax Supplemental Account that reflect contributions made on behalf of such Participating Employee directly into the BellSouth Shares Fund in addition to other portions of a Participating Employee's Account invested in the BellSouth Shares Fund.

         "BELLSOUTH SHARES DIVIDENDS" shall mean the cash dividends on BellSouth Shares held in the BellSouth Shares Fund.

         "BELLSOUTH SHARES FUND" shall mean the investment fund described in the Trust Agreement consisting of BellSouth Shares other than the ESOP Fund.

         "BREAK IN SERVICE" shall mean (a) for eligibility purposes, any 12-consecutive month period beginning on an Employee's employment commencement date or an anniversary of such employment commencement date during which the Employee does not complete more than 500 Hours of Service and (b) for purposes of Section 11, (i) each Plan Year beginning after December 31, l988 during which an Employee does not complete more than 500 Hours of Service and (ii) each Plan Year beginning before January 1, 1989 during which (A) class year vesting was in effect under this Plan and (B) an Employee was not performing services for an Affiliate or Subsidiary on the last day of such Plan Year. Solely for purposes of determining whether an Employee has incurred a Break in Service after December 31, 1988, each Employee will be credited with 45 Hours of Service for each week during an absence from work for any period by reason of

         (1)      the Employee's pregnancy,

         (2)      the birth of the Employee's child,

         (3) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

         (4) caring for such child for a period beginning immediately following such birth or placement;

provided, no hours will be credited for such absence unless such Employee timely furnishes to the Committee such evidence of the nature and duration of such absence as may be required by the Committee. The hours to be credited for such a child-related absence shall be credited (to the extent of such absence in such Plan Year or 6-consecutive month eligibility period) exclusively to the Plan Year, with respect to Section 11, or to the 6-consecutive month eligibility period, with respect to eligibility, in which the absence from work begins, but only to the extent such credit is needed to prevent such Employee from incurring a Break in Service in such period under the rules set forth as part of this definition, or, if no such credit is needed to prevent a Break in Service in that period, the hours to be credited for such a child-related absence shall be credited (to the extent of such absence in such immediately following Plan Year or 6-consecutive month eligibility period) exclusively to such immediately following Plan Year or 6-consecutive month eligibility period, as the case may be.

         "BUSINESS DAY" shall mean each day on which the Trustee operates and is open to the public for its business. If more than one trust is used as a funding vehicle for the Plan, Business Day shall be determined by reference to the institutional Trustee; provided, if there is more than one institutional Trustee, the Committee shall designate and specify the institutional Trustee with respect to which Business Day shall be determined.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" shall mean the Savings Plan Committee described in Section
23.2 of this Plan.

         "COMPENSATION" shall mean, with respect to a Participating Employee, the lesser of the amounts described in clauses (a) and (b), as follows: (a) the total of (1) all of the Participating Employee's wages, as defined in Code section 3401(a), that are reportable by BellSouth and the other Affiliates for federal income tax purposes on IRS Form W-2, plus (2) all before-tax, salary deferral or reduction contributions made to the Plan and other Code section 401(k) and section 125 plans of the Affiliates on behalf of the Participating Employee for such Plan Year (including any contributions made under Code section 402(e)(3), 402(h) or 403(b)), plus (3) for Plan Years beginning on or after January 1, 2001, any elective amounts which are not includible in the gross income of the Participating Employee by reason of Code section 132(f)(4); provided, on a plan year-by-plan year basis, the Committee may elect to use any other definition of "Compensation" that satisfies the nondiscrimination requirements of Code section 414(s); provided further, in a Plan Year in which a Participating Employee becomes an Eligible Employee, the total in clause

(1) shall include such wages beginning with the pay period that begins with or immediately follows the first day of the month immediately following the date on which he becomes an Eligible Employee; and (b) for any Plan Year (or other applicable period) $150,000, as adjusted by the Secretary of the Treasury under Code section 401(a)(17) for cost-of-living increases (for 2001, $170,000). The family aggregation rules formerly applicable to this defined term ceased to apply commencing with the Plan Year beginning January 1, 1997. Compensation shall be determined on a plan-by-plan basis and, within each plan, with respect to all Affiliates (as a group) and, separately, with respect to each Subsidiary (and its Affiliates).

          "CONSOLIDATED PARTICIPATING COMPANY" shall mean each Affiliate that adopts this Plan pursuant to the terms of Sections 22.1 and 22.2, such that it participates in the Consolidated Plan.

         "CONSOLIDATED PLAN" shall mean the Plan, as in effect from time to time and as adopted and maintained (pursuant to the terms of Sections 22.1 and 22.2) by BellSouth and other Affiliates and Subsidiaries as one single plan (within the meaning of Code section 414(1)). The Consolidated Plan shall consist of (a) a copy of this Plan document and all schedules hereto, and (b) the Adoption Agreements of all of the Affiliates participating in the Consolidated Plan, reflecting the special terms applicable to the Consolidated Participating Companies' participation in the Plan.

         "CONTRIBUTION PERCENTAGE" shall mean for each Plan Year the ratio (expressed as a percentage) of After-Tax Contributions and Matching Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions and/or Qualified Non-Elective Contributions) made by or on behalf of an Eligible Employee for such Plan Year to the Eligible Employee's Compensation for such Plan Year. If a Highly Compensated Employee participates in the Plan and one or more other plans of any Affiliates to which matching or after-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the matching and after-tax contributions made with respect to such Highly Compensated Employee shall be aggregated for purposes of determining his Contribution Percentage. The family aggregation rules formerly applicable under Code section 414(q)(6) ceased to apply commencing with the Plan Year beginning January 1, 1997.

          "DISABILITY" shall mean that a Participating Employee has been determined to be disabled under the BellSouth short-term disability plan covering management employees or its successor plan; provided, if a Participating Employee is not covered under such a plan, the Committee shall cause the same standards as to short-term disability to be applied to determine such employee's status.

         "ELIGIBLE COMPENSATION" shall mean, for each Eligible Employee of a Participating Company, (a)(i) the sum of such Employee's base salary, lump sum merit awards and incentive compensation (other than awards under any long or short term incentive plan for senior management) received from the Participating Company as determined from the Participating Company's payroll records prior to any deferrals made by such Eligible Employee under (A) Section 4.1(a) of this Plan, (B) any Code Section 125 plan maintained by a Participating Company, or
(C) for Plan Years beginning on or after January 1, 2001, any elective amounts not includible in the gross income of an Eligible Participant due to Code Section 132(f)(4); (ii) including amounts of back pay representing back payments of any of the amounts described in clause (a)(i) hereof, but only to the extent (A) such amounts would have been treated as Eligible Compensation hereunder if paid during the period to which the back pay relates and (B) the settlement agreement, court order or similar instrument providing for the award of such back pay specifies that it should be included in compensation for purposes of the Plan; and (iii) excluding overtime, shift differentials and other premium pay; or (b) such other meaning as set forth in the applicable Adoption Agreement; provided, however, that in a Plan Year in which a Participating Employee becomes an Eligible Employee, the sum in clause (a) shall include such amounts beginning with the pay period that begins with or immediately follows the first day of the month immediately following the date on which such Employee becomes an Eligible Employee. Notwithstanding anything contained herein to the contrary, (1) the Eligible Compensation which is taken into account under this Plan for any Plan Year shall not exceed $150,000, as adjusted for cost of living increases in accordance with Code section 401(a)(17) (for 2001, $170,000); and
(2) for purposes of allocating Profit Sharing Contributions, "Eligible Compensation" shall have the same meaning as is attributed to the term "Compensation" under this Section 2.1, or such other definition of "Eligible Compensation" that satisfies the nondiscrimination requirements of Code section 414(s). The family aggregation rules formerly applicable to this defined under Code section 414(q)(6) term ceased to apply commencing with the Plan Year beginning January 1, 1997.

          "ELIGIBLE EMPLOYEE" shall mean an Employee (a) who has attained age 18, (b) who is a regular Employee in the active service of a Participating Company (on a full-time or part-time basis) and (c) who has been employed for one full calendar month by either: (i) a Participating Company, Affiliate or Subsidiary which has adopted the Plan; or (ii) an Interchange Company (if the applicable Interchange Agreement covers such Employee and provides that this Plan shall recognize such Employee's service with that Interchange Company). An Employee shall be deemed an Eligible Employee for the purpose of participation in this Plan if, (1) at any time prior to January 1, 1984, such Employee was eligible to participate in the Bell System Savings Plan for Salaried Employees or the Bell System Savings and Security Plan, or (2) at any time prior to the adoption of this Plan by the Employee's Participating Company, such Employee was eligible to participate in a Predecessor Plan or any other qualified defined contribution plan sponsored by the Employee's Participating Company and he is an Employee of such Participating Company immediately before its adoption of this Plan. Notwithstanding the foregoing, (A) any Non-Management Employee (including any Non-Management Employee serving as an Acting Manager) employed by a Participating Company who has adopted the Savings and Security Plan (except for Non-Management Employees employed by BellSouth Advertising and Publishing Corporation in the following job classifications: (i) Directory Advertising Sales Representative, (ii) Major Accounts Representatives, (iii) Premise Non-Ad Representatives, and (iv) e-Representatives) shall not be eligible to participate in this Plan; and (B) an Employee shall not be an Eligible Employee if he is (i) a "leased employee" within the meaning of Code section 414(n), (ii) otherwise paid by a leasing organization rather than by a Participating Company,
(iii) treated as an independent contractor under the personnel policies and practices of his Participating Company, (iv) a nonresident alien employed outside the United States who receives no U.S. source income, or (v) unless otherwise provided in the applicable collective bargaining agreement, included in a unit of Employees covered by a collective bargaining agreement between employee representatives and an Affiliate or Subsidiary. An Eligible Employee who has terminated employment and who is reemployed by a Participating Company shall become an Eligible Employee upon his reemployment.

         "ELIGIBLE PARTICIPANT" shall mean for each Plan Year each Eligible Employee employed by a Participating Company on the last day of such Plan Year.

         "EMPLOYEE" shall mean any person employed as an employee by an Affiliate or Subsidiary, including an individual who is a "leased employee" within the meaning of Code section 414(n). Effective January 1, 1997, the term "leased employee" shall include only persons performing services under the primary direction and control of an Affiliate or Subsidiary and otherwise meeting the definition of Code section 414(n).

         "ENROLLMENT DATE" shall mean the first day of each calendar month.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ESOP" shall mean the part of this Plan which is intended to qualify as an employee stock ownership plan under Code sections 401(a) and 4975(e)(7) and related sections of the Code.

         "ESOP ACCOUNT" shall mean the subaccount established to account for each Participating Employee's interest in the ESOP Fund.

         "ESOP COMPANY" shall mean a Participating Company which participates in the ESOP, as set forth on Schedule A, which shall be amended from time to time.

         "ESOP DIVIDENDS" shall mean the cash dividends on BellSouth Shares which are applied to repay an ESOP Loan.

         "ESOP FUND" shall mean the investment fund which consists of BellSouth Shares which have been released from the ESOP Loan Suspense Account for periods beginning after June 30, 1989 or which otherwise have been purchased with Matching Contributions for periods beginning after December 31, 1989, or both, the investment earnings on such BellSouth Shares and any cash set aside to purchase BellSouth Shares and the investment earnings thereon, for periods beginning after December 31, 1989.

         "ESOP LOAN" shall mean a loan or other extension of credit to the Trustee which satisfies the requirements of Code section 4975(d)(3), ERISA section 408(b)(3) and the regulations related to such sections, the proceeds of which are used by the Trustee (a) to purchase BellSouth Shares for the ESOP, (b) to refinance another ESOP Loan or (c) to repay another ESOP Loan.

         "ESOP LOAN SUSPENSE ACCOUNT" shall mean a separate fund within the Trust Fund established by the Trustee which consists of the BellSouth Shares acquired with the proceeds of an ESOP Loan which have not been released to the ESOP Fund and the income other than ESOP Dividends) on such shares.

         "EXCESS AGGREGATE CONTRIBUTIONS" shall mean for each Plan Year the excess of (a) the aggregate amount of After-Tax Contributions and Matching Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) paid into this Plan for such Plan Year and allocated to the Accounts of Highly Compensated Employees over (b) the maximum amount that could be allocated to the Accounts of Highly Compensated Employees for such Plan Year without violating the ACP Limit, all as described in Code section 401(m)(2).

         "EXCESS CONTRIBUTIONS" shall mean for each Plan Year the excess of (a) the aggregate amount of Before-Tax Contributions paid into the Plan for such Plan Year and allocated to the Accounts of Highly Compensated Employees over (b) the maximum amount of Before-Tax Contributions that could be allocated to the Accounts of Highly Compensated Employees for such Plan Year without violating the ADP Limit, all as described in Code section 401(k)(3).

         "HIGHLY COMPENSATED EMPLOYEE" shall be determined for all Consolidated Participating Companies (as a group) and, separately, for each Subsidiary (and its Affiliates) which is a Participating Company and shall mean each Employee of an Affiliate who is described in subsections (a)(1) or (2) below, as modified by subsections (b), (c), and (d) hereof:

         a.       General Rule.

                  (1) An Employee who at any time during the current Plan Year or the immediately preceding Plan Year owned (or was considered as owning within the constructive ownership rules of Code section 318 as modified by Code section 416(i)(1)(B)(iii)) more than 5 percent of the outstanding stock of a corporate Affiliate or stock possessing more than 5 percent of the total combined voting power of all stock of a corporate Affiliate or more than 5 percent of the capital or profits interest in a noncorporate Affiliate; or

                  (2) An Employee who at any time during the immediately preceding Plan Year received Compensation from an Affiliate in excess of $80,000 ($85,000 for determining Highly Compensated Employees for 2001 and as further adjusted by the Secretary of Treasury under Code section 414(q) (which references Code section 415(d) and the regulations promulgated thereunder for cost of living increases)).

         b. Inapplicable Rules. The top paid group rules, as described in Code section 414(q), have not been applied in determining Highly Compensated Employees and will not apply unless the Plan is amended to specifically provide therefor. Commencing with the Plan Year beginning January 1, 1997, the family aggregation rules formerly applicable to this defined term ceased to apply. For Plan Years beginning prior to January 1, 1997, the determination of Highly

Compensated Employee was based on Code section 414(q) as in effect prior to the Small Business Job Protection Act of 1996.

         c. Former Employees. For purposes of this Section, a former Employee shall be treated as a Highly Compensated Employee if (1) the former Employee was a Highly Compensated Employee at the time the Employee separated from service with all Affiliates or (2) the former Employee was a Highly Compensated Employee at any time after he attained age 55.

         d. Nonresident Aliens. For purposes of this Section, nonresident aliens who receive no earned income from an Affiliate which constitutes income from sources within the United States (as described in Code section 414(q)(11)) shall not be treated as Employees.

         e. Compliance with Code Section 414(q). The determination of who is a "Highly Compensated Employee", including all of the parts of that definition, shall be made in accordance with Code section 414(q) and the regulations promulgated thereunder.

         "HOUR OF SERVICE" shall mean each hour for which an Employee is entitled to credit in accordance with Section 2530.200b-2(a) of the U.S. Department of Labor Rules and Regulations for Minimum Standards for Employee Pension Benefit Plans for working and nonworking hours for which he is paid as determined in accordance with Section 2530.200b-2(b) and (c) of such rules and regulations. For example:

         a. An Hour of Service shall be each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Participating Company, an Affiliate or Subsidiary during the applicable computation period;

         b. An Hour of Service shall be each hour (1) for which an Employee is paid, or entitled to payment, by a Participating Company, an Affiliate or Subsidiary on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and (2) for which an Employee is required to be provided leave under the Uniformed Services Employment and Reemployment Rights Act of 1994 for reemployments initiated after December 12, 1994. Notwithstanding the preceding sentence, (i) no more than 501 Hours of Service are required to be credited under this clause (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws; and
(iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee;

         c. An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Participating Company, an Affiliate or Subsidiary. The same Hours of Service shall not be credited both under Paragraph (a) or Paragraph (b), as the case may be, and under this Paragraph (c).

         In lieu of actually recording each Hour of Service which is completed by an Employee whose hours are not required to be counted and reported under any Federal law, such as the Fair Labor Standards Act, each Employee will be credited with 45 Hours of Service for each week in which he completes at least one Hour of Service.

         "INTERCHANGE AGREEMENT" shall mean any agreement between a Participating Company and an Interchange Company which provides for the interchange of benefit obligations between the Participating Company and such Interchange Company.

         "INTERCHANGE COMPANY" shall mean a company, other than a Participating Company, which is a party to an Interchange Agreement and any affiliate or subsidiary of such company identified in that Interchange Agreement.

         "MANAGEMENT SAVINGS PLAN" shall mean the BellSouth Management Savings and Employee Stock Ownership Plan adopted effective April 1, 1985, last amended and restated effective January 1, 1994, into which the Retirement Savings Plan was merged, effective as of April 1, 1996. The Management Savings Plan survives in the form of the Plan.

         "MATCHING ACCOUNT" shall mean the subaccount established to account for the Matching Contributions made on behalf of a Participating Employee and the investment earnings and losses on such contributions which are not allocable to the Participating Employee's ESOP Account, and which shall also include amounts transferred to the Plan from the Company Matching Contributions Account under the Retirement Savings Plan.

         "MATCHING CONTRIBUTIONS" shall mean contributions to this Plan made in cash or BellSouth Shares by each Participating Company on behalf of each Participating Employee under Section 4.2(a) of this Plan.

         "NON-ESOP COMPANY" shall mean a Participating Company which does not participate in the ESOP, as set forth on Schedule A, which shall be amended from time to time.

         "NON-MANAGEMENT EMPLOYEE" shall mean an Employee (a) who is not classified as a "salaried employee" under the personnel policies and practices of BellSouth or the Affiliate or Subsidiary which employs such individual, (b) whose pay is not determined based on a monthly or annual rate, or (c) whose position is subject to automatic wage progression.

         "NORMAL RETIREMENT AGE" for each Eligible Employee shall mean age 65 or, for a Participant in a Separate Plan, such earlier age as is specified in the applicable Adoption Agreement.

         "PARTICIPATING COMPANY" shall mean BellSouth and each Affiliate or Subsidiary which shall have determined by resolution of its Board of Directors or equivalent governing body to adopt this Plan pursuant to Section 22. "Participating Company" shall include and refer to either and/or both a Consolidated Participating Company and a Separate Participating Company, as set forth on Schedule A, which shall be amended from time to time.

         "PARTICIPATING EMPLOYEE" shall mean each individual (a)(i) who is an Eligible Employee (or former Eligible Employee) who has elected to participate in this Plan, (ii) who is an Employee (or former Employee) on whose behalf amounts held in a Predecessor Plan shall have been transferred to an Account in this Plan under Section 3.2 or (iii) solely for purposes of Sections 9.2, 9.3, 10 and 15, who is an employee of Bell Communications Research, Inc., or (iv) for whom contributions have been made for a Plan Year, and (b) whose Account has not been fully distributed.

         "PLAN" shall mean this BellSouth Retirement Savings Plan as in effect from time to time and, where the context requires, the Plan or Predecessor Plan as previously in effect. Unless otherwise specified or clear from the context, "Plan" shall include and refer to either and/or both the Consolidated Plan and a Separate Plan.

         "PLAN RULES" shall mean those rules and procedures established from time to time by the Committee, or administrative practice.

         "PLAN YEAR" shall mean the calendar year or, for a Separate Plan, such other period specified in such Plan's Adoption Agreement.

         "PREDECESSOR PLAN" shall mean (i) the BellSouth Savings Plan for Salaried Employees, (b) the BellSouth Enterprises Retirement Savings Plan, and
(c) any Qualified Savings Plan sponsored by a Participating Company, the assets of which are transferred to this Plan in accordance with Plan Rules as a result of the acquisition of the Participating Company by BellSouth, an Affiliate or a Subsidiary or as a result of the Participating Company's adoption of this Plan.

         "PROCESSING DATE" shall mean the Business Day established by administrative practice for the purpose of processing distributions and withdrawals, even if actual processing is made at a later date due to delays in the valuation, administration or any other procedure.

         "PROFIT SHARING ACCOUNT" shall mean the subaccount established to account for Profit Sharing Contributions made by a Participating Company on behalf of an Eligible Participant and the investment earnings and losses on such contributions, and which shall include those amounts transferred to the Plan from a Participating Employee's Profit Sharing Account under the Retirement Savings Plan.

         "PROFIT SHARING CONTRIBUTIONS" shall mean contributions to this Plan made in accordance with the terms of Section 4.2(b), by a Participating Company on behalf of each Eligible Employee employed by such Participating Company.

         "QUALIFIED NON-ELECTIVE CONTRIBUTIONS" shall mean contributions to this Plan made by a Participating Company under Section 4.2(c) of this Plan, and which shall also include those amounts transferred to the Plan from a Participating Employee's Qualified Non-Elective Contributions Account under the Retirement Savings Plan.

         "QUALIFIED NON-ELECTIVE CONTRIBUTIONS ACCOUNT" shall mean the subaccount established to account for the Qualified Non-Elective Contributions made by a Participating Company on behalf of an Eligible Participant and the investment earnings and losses on such contributions.

         "QUALIFIED SAVINGS PLAN" shall mean a defined contribution plan qualified under Code section 401(a) whose trust or other funding arrangement is exempt from tax under Code section 501, and which is acceptable to the Committee, in its discretion, for purposes of the transfer of assets from such plan to this Plan or the transfer of assets from this Plan to such plan.

         "REHIRED PARTICIPATING EMPLOYEE" means an Employee who immediately becomes an active Participating Employee upon his reemployment or change in employment status.

         "RETIREMENT SAVINGS PLAN" shall mean the BellSouth Enterprises Retirement Savings Plan, which was adopted effective January 1, 1989, last amended and restated effective January 1, 1994, and merged into and with the Management Savings Plan, effective as of April 1, 1996.

         "ROLLOVER ACCOUNT" shall mean the subaccount established to account for the rollover contributions made by a Participating Employee under Section 3.4 of this Plan and the investment earnings and losses on such rollover contributions.

         "SAVINGS AND SECURITY PLAN" shall mean the BellSouth Savings and Security Plan adopted effective January 1, 1984, as in effect from time to time.

         "SEPARATE PARTICIPATING COMPANY" shall mean each Affiliate (other than BellSouth) or Subsidiary that adopts this Plan pursuant to the terms of Section
22.1 and 22.3, such that it participates in a Separate Plan.

         "SEPARATE PLAN" shall mean the BellSouth Retirement Savings Plan, as in effect from time to time and as adopted and maintained (pursuant to the terms of Sections 22.1 and 22.3) by one or more Affiliates (other than BellSouth) or a Subsidiary and its affiliates, as a single plan (within the meaning of Code section 414(l)) separate and distinct from the Consolidated Plan. A Separate Plan shall consist of (a) a copy of this Plan document and (b) the Adoption Agreement(s) of all of the Affiliates, or of the Subsidiary and its affiliates, participating therein.

         "SUBSIDIARY" shall mean any corporation (other than an Affiliate) of which more than 50% of the voting stock is owned directly or indirectly by BellSouth, or a partnership, joint venture or other trade or business of which 50% of the profits or capital interest is owned directly or indirectly by BellSouth.

         "TRUST AGREEMENT" shall mean the trust agreement between BellSouth and the Trustee referred to in Section 12 of this Plan, or any successor to such agreement.

         "TRUSTEE" shall mean the trustee or trustees serving from time to time under the Trust Agreement.

         "TRUST FUND" shall mean the assets of every kind and description held under the Trust Agreement.

         "TRUST-TO-TRUST TRANSFER" shall mean a transfer made in accordance with procedures approved by the Committee of assets or cash proceeds from the sale of assets, other than amounts deemed to be accumulated deductible employee contributions within the meaning of Code section 72(o)(5), (1) from the trust or other funding arrangement of a Qualified Savings Plan or the BellSouth Employee Stock Ownership Plan to the Trust Fund, which assets shall be held under this Plan in the name of the Participating Employee whose interest is being transferred, or (2) from the Trust Fund to the trust or other funding arrangement of a Qualified Savings Plan, which assets thereafter shall be held under the terms of such Qualified Savings Plan.

         "UNITS" shall mean the Units referred to in Section 8.2 of this Plan.

         "YEAR OF VESTING SERVICE" shall mean a Plan Year during which an Employee completes at least 1,000 Hours of Service. For purposes of determining an Employee's Years of Vesting Service, the term "Hours of Service" shall be deemed to include (1) such hours attributable to employment with a Participating Company, Affiliate or Subsidiary, (2) such hours attributable to employment with an Interchange Company (if the applicable Interchange Agreement covers such Employee and provides that the Plan shall recognize such Employee's service with that Interchange Company), (3) such hours attributable to employment with Houston Cellular Telephone Company after April 4, 1989 and before January 1, 2001, and (4) such hours attributable to employment with Los Angeles Cellular Telephone Company after April 4, 1989 and before January 1, 2001.

         2. Construction. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, and the singular shall include the plural and the plural shall include the singular. Section headings are included for convenience of reference and are not intended to add to or subtract from the terms of the Plan. All references to Sections and to Paragraphs shall be to Sections and Paragraphs of this Plan unless another reference is specified.

SECTION 3.  PARTICIPATION.

         1.       Election to Participate.

         a. An Eligible Employee may elect in advance to become a Participating Employee in this Plan, effective as of the Enrollment Date immediately following the date on which he became an Eligible Employee, by authorizing contributions under Section 4.1 and directing the investment of such contributions under Section 7 in accordance with Plan Rules. Within a reasonable period of time before an Eligible Employee's initial Enrollment Date that occurs on or after January 1, 1999 (or, for a Rehired Participating Employee, within a reasonable time after he recommences participation), the Committee (or its designee) shall notify such individual that, by becoming and remaining an Eligible Employee, he automatically has elected, effective for the first paycheck after his Enrollment Date (or, for a Rehired Participating Employee, for the first paycheck on or after the 30th day following his reentry into the plan), to make a Before-Tax Basic Contribution to the Plan at a rate equal to 3% of his Eligible Compensation; provided, such Eligible Employee may, within a reasonable time before his first paycheck due on or after his Enrollment Date (or the 30-day anniversary of the reentry into the Plan, if applicable) complete a new election to modify or revoke such passive election, and such passive election shall not be effective. Once such passive election becomes effective, it shall apply to each subsequent paycheck until modified or revoked. Unless and until an Eligible Employee who enrolls in the Plan through a passive election elects otherwise, his contributions shall be invested in the Interest Income Fund.

         b. An Eligible Employee who, on June 30, 2001, actively participated in the Plan shall continue to be a Participating Employee in this amended and restated Plan. Each such Eligible Employee's authorized contributions and investment directions as in effect on June 30, 2001 shall remain in effect for this amended and restated Plan until changed.

         2. Transfers from a Predecessor Plan. An individual with respect to whom amounts held in a Predecessor Plan shall have been transferred to an Account in this Plan shall become a Participating Employee in this Plan upon such transfer with respect to such transferred amounts; however, no such individual shall be eligible to elect contributions under Section 4.1 or to receive an allocation of contributions under Section 4.2 unless he is also an Eligible Employee and he satisfies the requirements for such elections and allocations.

         3.       Trust-to-Trust Transfers.

         a. Change From Non-Management to Management Status. An Employee who was a participant in the Savings and Security Plan and who becomes an Eligible Employee shall have the value of his account in said plan (other than the value of his ESOP account held in said plan), if any, automatically transferred to this Plan in accordance with the terms of such plan and Plan Rules through a Trust-to-Trust Transfer.

         b. Transfer From Interchange Company, Affiliate or Subsidiary not a Participating Company. An Eligible Employee who commences employment with a Participating Company within a period of 30 days following his termination of employment with an Interchange Company or an Affiliate or Subsidiary which is not a Participating Company and who has elected to participate in this Plan in accordance with
Section 3.1 may further elect a Trust-To-Trust Transfer to this Plan from a Qualified Savings Plan maintained by such Interchange Company, Affiliate or Subsidiary, and any such election shall be effective if made in accordance with Plan Rules, and any Interchange Agreement which may be applicable. A Participating Employee's vested interest in such transferred amounts shall be determined in accordance with the terms of this Plan unless otherwise specified in any applicable Interchange Agreement.

         c. Transfer from PAYSOP. A Participating Employee who is a participant in the BellSouth Employee Stock Ownership Plan (PAYSOP) may, upon his termination of employment with a Participating Company, elect a Trust-to-Trust Transfer to this Plan from the BellSouth Employee Stock Ownership Plan (PAYSOP) of not less than the entire amount credited to his account under such plan, and any such election shall be effective if made in accordance with Plan Rules.

         4. Rollover Contributions. A Participating Employee may contribute in accordance with Plan Rules the following amounts to the Plan:

         a. part or all of a distribution, or the cash proceeds from the sale of distributed property, acceptable to the Trustee which qualifies as an "eligible rollover distribution" within the meaning of Code section 402(c)(4) or 403(a)(4), either from a trust described in Code section 401(a) and exempt from tax under Code section 501 or from a Code section 403(a) annuity plan, less any amounts considered to be after-tax employee contributions or accumulated deductible employee contributions; or

         b. a distribution from an individual retirement account or annuity or the redemption of retirement bonds, the entire amount of which distribution or redemption is from a source described in subparagraph (a) of this Section 3.4.

         Such contribution must be paid to this Plan on or before the 60th day after receipt by the Participating Employee of the distribution. Amounts so contributed thereafter shall be held in the Trust Fund under this Plan as a completely separate Rollover Account in accordance with Plan Rules. Such Rollover Account shall at all times be fully vested and nonforfeitable. No contributions made under this Section 3.4 shall be taken into account to determine a Participating Company's obligation to make contributions under
Section 4.2.

         5. Transfers from a Qualified Savings Plan. From time to time the Plan may accept the transfer of assets (and the corresponding benefit liabilities) from any Qualified Savings Plan sponsored by any entity or division or subdivision thereof which becomes a part of a Participating Company in accordance with Plan Rules. An individual with respect to whom amounts held in a Qualified Savings Plan shall have been transferred to an Account in this Plan shall become a Participating Employee in this Plan upon such transfer with respect to such transferred amounts; however, no such individual shall be eligible to elect contributions under

Section 4.1 or to receive an allocation of contributions under Section 4.2 unless he is also an Eligible Employee and he satisfies the requirements for such elections and allocations. A Participating Employee's vested interest in such transferred amounts shall be determined in accordance with the most favorable terms of this Plan and such Qualified Savings Plan, the vested interest to be determined at each relevant point in time by reference to the terms of the plan which, at that point in time, would provide the greater vested percentage; provided, however, if the transfer is intended to satisfy the elective transfer rules of Code section 411(d)(6), then such Participating Employee shall be fully vested in the amounts transferred to this Plan.

SECTION 4. CONTRIBUTIONS.

         1.       Employee Contributions from Eligible Compensation.

         a.       Before-Tax Contributions.

                  (i) Before-Tax Basic Contributions. An Eligible Employee who becomes a Participating Employee in accordance with Section 3.1 may elect Before-Tax Basic Contributions on his behalf in 1% increments from 2% to 6% of his Eligible Compensation.

                  (ii) Before-Tax Supplemental Contributions. If a Participating Employee's Before-Tax Basic Contributions for any period equals 6% of his Eligible Compensation, he may further elect, in accordance with Plan Rules, that his Participating Company make Before-Tax Supplemental Contributions on his behalf for that same period in 1% increments from 1% to 9% of his Eligible Compensation. The sum of a Participating Employee's Before-Tax Basic Contributions and Before-Tax Supplemental Contributions elected for any period shall not exceed 15% of his Eligible Compensation.

                  (iii) Description. An election of Before-Tax Contributions shall mean that the Participating Employee has entered into a "qualified cash or deferred arrangement" as described in Code section 401(k)(2) so that such contributions made on a Participating Employee's behalf by a Participating Company are not currently includable in his gross income by reason of the application of Code section 402(e)(3).

         b.       After-Tax Contributions.

                  (i) After-Tax Basic Contributions. A Participating Employee may elect, in accordance with Plan Rules, to make After-Tax Basic Contributions in 1% increments from 1% to 6% of his Eligible Compensation. However, the sum of a Participating Employee's Before-Tax Basic Contributions elected under Section 4.1(a)(i) and his After-Tax Basic Contributions elected under this Section 4.1(b)(i) for any period shall be at least 2% and shall not exceed 6% of his Eligible Compensation for such period.

                  (ii) After-Tax Supplemental Contributions. If the sum of a Participating Employee's Before-Tax Basic Contributions and After-Tax Basic Contributions elected for any period equals 6% of his Eligible Compensation, he may further elect, in accordance with Plan Rules, to make After-Tax Supplemental Contributions for the same period in 1% increments from 1% to 9% of his Eligible Compensation. However, a Participating Employee's total combined Before-Tax Contributions elected under Section 4.1(a) and After-Tax Contributions elected under this Section 4.1(b) for any period may not exceed 15% of his Eligible Compensation for such period. Moreover, a Participating Employee's actual combined Before-Tax Contributions and After-Tax Contributions for any period may not exceed 15% of his Eligible Compensation.

                  (iii) Description. After-Tax Contributions shall mean contributions which are includable when made in the Participating Employee's compensation which is required to be reported by his Participating Company to the Internal Revenue Service for inclusion as taxable wages on the Participating Employee's Form W-2.

         c. Effective Date. Contributions will begin as soon as practicable after the Enrollment Date on which the Eligible Employee begins his participation in this Plan under Section 3 and elects that contributions be made on his behalf under this Section 4 (generally, with respect to Eligible Compensation paid for the first payroll period beginning after such Enrollment
Date). Any change in contribution percentages elected by a Participating Employee shall be made effective in accordance with Section 4.1(d).

         d. Changes. A Participating Employee may elect, in accordance with Plan Rules, not more than once in each calendar month, to change his contribution percentages for his Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, After-Tax Basic Contributions and After-Tax Supplemental Contributions. These changes shall be processed and made effective at such frequency and in such manner as is consistent with Plan Rules.

         e. Timing of Contributions. Each Participating Company shall use its best efforts to pay Before-Tax and After-Tax Contributions to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Participating Company's general assets (generally not to exceed 15 business days after the end of the calendar month within which such amounts otherwise would have been payable in cash to the Participant) or such earlier time as may be required by law.

         f. Vesting. Subject to the limitations in Section 6, net investment gains or losses and any other proper charges and credits to the Trust Fund, a Participating Employee's Before-Tax Contributions and After-Tax Contributions shall be nonforfeitable.

         g. Payroll Deductions. A Participating Employee shall make contributions to this Plan under this Section 4.1 only through payroll deductions and such contributions shall come only from his Eligible Compensation.

         h. Insufficient Eligible Compensation. No contributions under this Section 4.1 shall be made for a payday for a Participating Employee if his Eligible Compensation is insufficient (after all deductions required by law and authorized deductions for insurance and loan repayments under Section 10 of this
Plan) to permit the making of the full amount of such contributions for such payday; provided, however, such an event shall not be treated as a voluntary suspension under Section 13 and such Participating Employee's Contributions under this Section 4.1 shall resume as soon as his Eligible Compensation is sufficient to make the full amount of such contributions.

         2.       Employer Contributions.

         a.       Matching Contributions.

                  (i)      Amount.

                           (A) General. Before-Tax Basic Contributions and After-Tax Basic Contributions made for a Participating Employee under Section 4.1 from his Eligible Compensation from each Participating Company shall be matched in accordance with this Section 4.2(a)(i), in an amount equal to the match percentage of such Before-Tax Basic Contributions and After-Tax Basic Contributions as determined under Paragraph
                  (B) below.

                                    (I)      ESOP Company. In the case of an
                           ESOP Company, such match shall be made in Units representing an investment in BellSouth Shares which Units have a fair market value as of the last Business Day of such calendar month equal to such match amount. Such match in Units representing an investment in BellSouth Shares shall be made to the ESOP Fund (1) through a release of BellSouth Shares to such Fund from the ESOP Loan Suspense Account(s) as a result of payments made on any ESOP Loan(s) from any combination of Matching Contributions and ESOP Dividends (and the income thereon) and any income on ESOP Loan proceeds pending investment in BellSouth Shares, as provided in Section 8.3 and (2) from Matching Contributions to such Fund that constitute top-up contributions under Section 4.2(a)(iv) (and the income thereon).

                                    (II)     Non-ESOP Company. In the case of a
                           Non-ESOP Company, such match shall be made in the form of a cash Matching Contribution which shall be credited as provided in Paragraph (ii)(B) below and invested as provided in Section 7.2.

                           (B) Match Percentage. The match percentage for each Participating Company shall be that percentage, or combination of percentages, set out on (i) Schedule B or, (ii) for any Participating Employee in any of the following BellSouth Advertising and Publishing Company job classifications (A) Directory Advertising Sales Representative, (B) Major Account Representative, and (C) Premise Non-Ad Representatives, the percentage, or combination of percentages, set out on Schedule C. The Committee shall determine such percentages, and the BellSouth senior officer responsible for human resources shall amend Schedule B, as necessary, for each 12 month period beginning on April 1, according to the following formula:

                                    (I)      The match percentage shall be 100%
                           on each Participating Employee's Before-Tax Basic Contributions and After-Tax Basic

                           Contributions made from the first 2% of the Participating Employee's Eligible Compensation from the Participating Company for a month.

                                    (II)     The match percentage of a
                           Participating Employee's Before-Tax Basic
                           Contributions and After-Tax Basic Contributions made from the next 4% of the Participating Employee's Eligible Compensation from the Participating Company for a month shall equal the sum of such Participating Company's Financial Performance Percentage and the Additional ESOP Percentage, both as set forth below:

                                             (a)      Financial Performance
                                    Percentage. The Financial Performance
                                    Percentage for a Participating Company shall be the percentage determined below based upon the financial component of the BellSouth Team Excellence Award for Managers (T.E.A.M.), or any successor award, for the Participating Company's line of business, all as determined by the Committee:

                                    Financial Performance
                                      (as a percentage of            Matching
                                     standard performance)          Percentage
                                     --------------------           ----------
                                            0%  -  75%                 0%
                                           75%  -  94%                30%
                                           95%  - 119%                40%
                                           120% - 149%                50%
                                           150% - 185%                55%
                                          more than 185%              65%

                                             (b)     Additional ESOP Percentage.
                                    The Additional ESOP Percentage shall be
                                    determined by the Committee, for so long as ESOP Dividends are deductible for federal income tax purposes under Code section 404(k), based upon increases in the per share average price of BellSouth Shares, if any, for the preceding calendar year, as follows:

                                          Annual Share         Points Added
                                           Percentage          to Matching
                                         Price Increase         Percentage
                                         --------------        ------------
                                            2% or less                8%
                                            3%                       10%
                                            4%                       12%
                                            5%                       14%
                                            6%                       16%
                                            7%                       18%
                                            8% or more               20%

                                    The per share average price change for each calendar year shall be the average of the daily closing share price of BellSouth Shares traded on the New York Stock Exchange for each trading day of the year compared to such average of the daily closing share prices for the immediately preceding year. The average per share price may be adjusted administratively by the Committee in its sole discretion to reflect changes in the capitalization of BellSouth, including without limitation stock dividends, stock splits, mergers, consolidation, reorganization, division and sales of assets.

                                    (III)    Notwithstanding the above, the
                           BellSouth senior officer responsible for human resources may determine and set out on Schedule B a match percentage for such Participating Company for any period which is less than the match percentage which otherwise would apply for such period under the formula above and shall be responsible for determining and setting out on Schedule B the appropriate line of business for each Participating Company. Furthermore, the BellSouth Board of Directors, in its sole discretion, may provide for an increase in the percentages otherwise determined under Paragraph (A) and/or (B) above for one or more Participating Companies for any period if the Board deems it advisable in light of participation levels, the price of BellSouth Shares or other factors. The BellSouth senior officer responsible for human resources shall revise Schedule B, as necessary, to reflect any such increased percentages declared by the Board of Directors.

                  (ii) Vesting. Subject to the limitations in Section 6, the net investment gains and losses and any other proper charges and credits to the Trust Fund, a Participating Employee's interest in his ESOP Account and/or Matching Account shall be nonforfeitable.

                  (iii) Limitation. No Matching Contributions shall be made, or matching Units of any kind granted, with respect to Before-Tax Supplemental Contributions or After-Tax Supplemental Contributions.

                  (iv) Top-Up Contributions. If Units representing an investment in BellSouth Shares which are released from the ESOP Loan Suspense Account(s) from the application of Matching Contributions and ESOP Dividends (and the income thereon) and any income on ESOP Loan proceeds pending investment in BellSouth Shares, as provided in Section 8.3(b), are insufficient to satisfy the allocation requirements under
         Section 8.3(c) and the matching requirements described in Section 4.2(a)(i), additional Matching Contributions shall be made by each ESOP Participating Company, to the extent the Committee determines necessary, to satisfy both such requirements.

                  (v) Excess BellSouth Shares. In the event the value of the BellSouth Shares released from the ESOP Loan Suspense Account and transferred to the ESOP Fund for any Plan Year exceeds the amount required to satisfy the allocation requirements under Section 8.3(c) and the matching requirements described in Section 4.2(a)(i) for such Plan Year (after taking into account any top-up contributions made earlier during the Plan Year under Section 4.2(a)(iv)), such excess amount shall be referred to as "Excess BellSouth Shares" and shall be allocated pursuant to the terms of Section 5.2(d).

         b.       Profit Sharing Contributions.

                  (i) Election. A Participating Company may elect to participate in the profit sharing plan described in this Section 4.2(b) for its Eligible Participants, with the approval of the senior officer responsible for human resources of BellSouth.

                  (ii) Profit Sharing Contributions. A Participating Company which has elected to participate in the profit sharing plan may (but shall not be required to) make a Profit Sharing Contribution for allocation to Eligible Participants as of the end of each Plan Year.

                  (iii) Limitations on Profit Sharing Contributions. In no event shall Profit Sharing Contributions be greater than the amount permissible under Section 6 or deductible for federal income tax purposes.

                  (iv) Vesting. Subject to the limitations in Section 6, net investment gains and losses and any other proper charges and credits to the Trust Fund, an interest in a Participating Employee's Profit Sharing Account shall be nonforfeitable as follows:

                           (A) with respect to Profit Sharing Contributions allocated to a Participating Employee's Profit Sharing Account for a Plan Year ending before January 1, 1996, the Participating Employee's interest shall be nonforfeitable; and

                           (B) with respect to Profit Sharing Contributions allocated to a Participating Employee's Profit Sharing Account for a Plan Year ending on and after January 1, 1996, the Participating Employee's interest shall become nonforfeitable after the Participating Employee is credited with 3 Years of Vesting Service; provided, however, a Participating Company may, with the consent of the senior officer responsible for human resources of BellSouth, elect in an Adoption Agreement to have all Profit Sharing Contributions allocated to a Participating Employee's Profit Sharing Account for a Plan Year ending on and after January 1, 1996, be fully vested and nonforfeitable.

         c. Qualified Non-Elective Contributions. In lieu of or in connection with the action required under Section 6.4 or 6.5, or for any other reason, a Participating Company may (but shall not be required to) make, for any Plan Year, Qualified Non-Elective Contributions to the Accounts of its Eligible Participants who are not Highly Compensated Employees in such amount, if any, as may be deemed appropriate by such Participating Company with the prior approval of the Committee; provided, Qualified Non-Elective Contributions shall be allocated in accordance with Section 5.4 to a Qualified Non-Elective Contributions Account which shall at all times be fully vested and nonforfeitable and which shall be subject to the withdrawal rules of Section 9 applicable to Before-Tax Contributions.

         d. Timing of Contributions. All Matching Contributions, Profit Sharing Contributions and Qualified Non-Elective Contributions generally shall be paid to the Trustee no later than (i) the date for filing the Participating Company's federal income tax return (including extensions thereof) for the tax year to which such Matching Contributions, Profit Sharing Contributions and Qualified Non-Elective Contributions relate, or (ii) such other date as shall be within the time allowed to permit the Participating Company to properly deduct, for federal income tax purposes and for the tax year of the Participating Company in which the obligation to make such Contributions was incurred, the full amount of such Matching Contributions, Profit Sharing Contributions and Qualified Non-Elective Contributions; provided, if necessary to satisfy any discrimination test requirements, Qualified Non-Elective Contributions may be made at a later time.

         e. Refund of Contributions. Notwithstanding that no part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participating Employees and their beneficiaries, Matching Contributions to the Trust Fund may be refunded to the Participating Company under the following circumstances and subject to the following limitations:

                  (i) Permitted Refunds. If and to the extent permitted by the Code and other applicable laws and regulations thereunder, upon the Participating Company's request, a contribution which is (A) made by a mistake in fact, (B) conditioned upon initial qualification of the Plan with the Plan receiving an adverse determination even though the application for determination is submitted to the Internal Revenue Service for review within the remedial amendment period respecting the Plan, or (C) conditioned upon the deductibility of the contribution under Code section 404, shall be returned to the Participating Company making the contribution within one year after the payment of the contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

                  (ii) Payment of Refund. If any refund is paid to a Participating Company hereunder, such refund shall be made without interest or other investment gains, shall be reduced by any investment losses attributable to the refundable amount and shall be apportioned among the Accounts of the Participating Employees as an investment loss, except to the extent that the amount of the refund can be attributed to one or more specific Participating Employees (for example, as in the case of certain mistakes of fact), in which case the amount of the refund attributable to each such Participating Employee's Account shall be charged directly to such Account.

                  (iii) Limitation on Refund. No refund shall be made to a Participating Company as to a Participating Employee's Account if such refund would cause the balance in such Participating Employee's Account to be less than the balance would have been had the refunded contribution not been made to the Plan.

         f. Errors and Omissions in Accounts. If an error or omission is discovered in the Account of a Participating Employee or beneficiary, the Committee shall cause appropriate, equitable adjustment to be made as soon as administratively feasible after the discovery of such error or omission.

         g. Contributions Following Military Service. To the extent and in the manner required by the Uniformed Services Employment and Reemployment Rights Act of 1994 for reemployments initiated after December 12, 1994, the Committee shall provide for service credit and applicable contributions to be made by and on behalf of persons entitled to reemployment following uniformed service. To the extent such contributions constitute Matching Contributions, they shall be made with respect to such period of uniformed service only to the extent that the Participating Employee makes Before-Tax or After-Tax Contributions with respect to such period in the manner prescribed by the Committee in accordance with the Uniformed Services Employment and Reemployment Rights Act of 1994.

SECTION 5.        ALLOCATION AND CREDITING OF CONTRIBUTIONS.

         1. Before-Tax Contributions and After-Tax Contributions. Before-Tax Contributions and After-Tax Contributions shall be allocated, for the period in which or for which such contributions are deferred or made on behalf of a Participating Employee, directly to the appropriate Before-Tax and After-Tax Accounts, respectively, of such Participating Employee.

         2.       Matching Contributions.

         a. Participating Employees of ESOP Companies. The Units representing an investment in BellSouth Shares which are released from an ESOP Loan Suspense Account to the ESOP Fund, as set forth in Section 8.3(d), shall be allocated to a Participating Employee's ESOP Account for the period for which such contributions are made on behalf of a Participating Employee, as such Units are available and required, to meet the ESOP Companies match obligation under
Section 4.2(a)(i)(A)(I).

         b. Participating Employees of Non-ESOP Companies. Matching Contributions made to meet the match obligation of a Participating Employee of a Non-ESOP Company shall be allocated to such Participating Employee's Matching Account for the period for which such contributions are made on behalf of such Participating Employee.

         c. Top-Up Contributions. Units representing an investment in BellSouth Shares, other than as set forth in Subsection (a) above, which are attributable to top-up contributions made to meet the match obligation under
Section 4.2(a)(iv) on behalf of a Participating Employee, shall be allocated to the Participating Employee's ESOP Account for the period for which such contributions are made on behalf of such Participating Employee.

         d. Excess BellSouth Shares. In the event that Excess BellSouth Shares are released and transferred for a Plan Year as described in Section 4.2(a)(v), Units representing an investment in such Excess BellSouth Shares shall be allocated as of the last day of the Plan Year to those Participating Employees of ESOP Companies for such Plan Year who both (i) have made an After-Tax Basic Contribution and/or a Before-Tax Basic Contribution for such Plan Year, and (ii) have an Account as of the last day of such Plan Year. The number of Units allocated to each such Participating Employee's ESOP Account shall be equal to the product of (A) and (B) where (A) is the total Units representing the value of such Excess BellSouth Shares and (B) is the quotient determined by dividing (1) such Participating Employee's Before-Tax Basic Contributions and After-Tax Basic Contributions made from Eligible Compensation paid by an ESOP Company for the Plan Year, by (2) the Before-Tax Basic Contributions and After-Tax Basic Contributions for all such Participating Employees made from Eligible Compensation paid by ESOP Companies for such Plan Year.

         3. Profit Sharing Contributions. Profit Sharing Contributions and forfeitures available under Section 11 to offset the Profit Sharing Contributions, if any, for each Plan Year shall be allocated as follows as of the last day of such Plan Year:

         a. Non-Integrated. If the applicable Adoption Agreement provides that a Participating Company's profit sharing plan is not to be integrated with Social Security, then the Committee shall cause a portion of such Participating Company's Profit Sharing Contribution for a Plan Year to be allocated to the Profit Sharing Account of each Eligible Participant who is an Employee of such Participating Company in the same proportion that (i) such Eligible Participant's Eligible Compensation for such Plan Year, bears to (ii) the total of all such Eligible Participants' Eligible Compensation for such Plan Year.

         b. Integrated. If the applicable Adoption Agreement provides that a Participating Company's profit sharing plan is to be integrated with Social Security, then the Profit Sharing Contribution shall be allocated as follows:

                  (i) An amount equal to the product of the integration tax rate multiplied by the total excess Eligible Compensation of the Participating Company's Eligible Participants for such Plan Year shall be allocated to the Profit Sharing Account of each such Eligible Participant in the same proportion that (A) his excess Eligible Compensation for such Plan Year, bears to (B) the total excess Eligible Compensation of all such Eligible Participants for such Plan Year; and

                  (ii) The remainder of such Profit Sharing Contribution shall be allocated to the Profit Sharing Account of each such Eligible Participant in the same proportion that (A) the Eligible Compensation of each such Eligible Participant for such Plan Year, bears to (B) the total Eligible Compensation of all such Eligible Participants for such Plan Year; provided, in no event shall the amount of the Profit Sharing Contribution allocated to each Eligible Participant's Profit Sharing Account pursuant to the terms of Subsection (a) hereof constitute a percentage of excess Eligible Compensation which exceeds the percentage of Eligible Compensation allocated to each Eligible Participant's Profit Sharing Account pursuant to the terms of Subsection (b) hereof; and the amount of Profit Sharing Contribution allocated pursuant to the terms of Subsection (a) hereof shall be reduced and reallocated pursuant to the terms of Subsection (b) hereof to the extent necessary to satisfy this maximum limitation.

         c.       Special Definitions.  For purposes of Section 5.3(b):

                  (i) "excess Eligible Compensation" shall mean, with respect to any Plan Year (or specified portion thereof), the amount by which an Eligible Participant's Eligible Compensation exceeds the taxable wage base for such Plan Year;

                  (ii) "integration tax rate" shall mean, with respect to any Plan Year, the greater of (1) 5.7 percent, or (2) the percentage equal to the portion of the rate of tax under Code section 3111(a) that is applicable at the beginning of the Plan Year and that is attributable to old-age; and

                  (iii) "taxable wage base" shall mean with respect to any Plan Year, the contribution and benefit base under section 230 of the Social Security Act (42 U.S.C.ss.430) as in effect at the beginning of such Plan Year.

         4. Qualified Non-Elective Contributions. In the event a Participating Company makes Qualified Non-Elective Contributions for a Plan Year in accordance with Section 4.2(c), such Qualified Non-Elective Contributions shall be allocated to the Qualified Non-Elective Contributions Account of each Eligible Participant who is employed by such Participating Company and who is eligible to receive an allocation of such Qualified Non-Elective Contribution as of the last day of such Plan Year, in accordance with the terms of Paragraph
(a), (b), (c) or (d) of this Section 5.4, whichever is applicable.

         a. To the extent that the Participating Company designated all or any portion of the Qualified Non-Elective Contribution for a Plan Year as a "Proportional NHCE Qualified Non-Elective Contribution," such contribution shall be allocated to the Qualified Non-Elective Contributions Account of each Eligible Participant who is employed by such Participating Company and who is not a Highly Compensated Employee in the same proportion that (i) the Compensation of such Eligible Participant bears to (ii) the total Compensation of all Eligible Participants for such Plan Year.

         b. To the extent that the Participating Company designates all or any portion of the Qualified Non-Elective Contribution for a Plan Year as a "Matching NHCE Qualified Non-Elective Contribution", such contribution shall be allocated to the Qualified Non-Elective Contributions Account of each Eligible Participant who is employed by such Participating Company and who is not a Highly Compensated Employee in the same proportion that (i) the Before-Tax Basic and After-Tax Basic Contributions of such Eligible Participant for such Plan Year bears to (ii) the total Before-Tax Basic and After-Tax Basic Contributions of all such Eligible Participants for such Plan Year.

         c. To the extent that the Participating Company designates all or any portion of the Qualified Non-Elective Contribution for a Plan Year as a "Per Capita NHCE Qualified Non-Elective Contribution", such contribution shall be allocated to the Qualified Non-Elective Contributions Accounts of all Eligible Participants who are not Highly Compensated Employees on a per capita basis (that is, the same dollar amount shall be allocated to the Qualified Non-Elective Contributions Account of each Eligible Participant who is not a Highly Compensated Employee).

         d. To the extent that the Participating Company designates all or a portion of the Qualified Non-Elective Contributions for a Plan Year as a "NHCE
Section 415 Qualified Non-Elective Contribution", such contribution shall be allocated to the Qualified Non-Elective Contributions Accounts of some or all Eligible Employees who are employed by such Participating Company at any time during the Plan Year and who are not Highly Compensated Employees, (i) beginning with such Eligible Employee(s) who have the lowest Compensation, until such Participant(s) reach their annual addition limits (as described in Section 6.2), or the amount of the Qualified Non-Elective Contribution is fully allocated, and then (ii) continuing with successive individuals who are Eligible Employees and not Highly Compensated Employees or groups of such Eligible Employees in the same manner until the amount of the Qualified Non-Elective Contribution is fully allocated.

         5. Trust-To-Trust Transfers and Rollover Contributions. Trust-to-Trust Transfers and Rollover contributions shall be allocated, as soon as administratively feasible based on and in accordance with Plan Rules, directly to the appropriate Account of the Participating Employee for whom such transfer or contribution was made.

         6. Crediting of Accounts. Notwithstanding anything contained in this Section 5 to the contrary, while contributions may be allocated to a Participating Employee's Account as of a particular date or for a particular period (as specified in this Section 5), such contributions shall actually be credited to a Participating Employee's Account and shall be credited with investment experience only from the date such contributions are received and credited to the Participating Employee's Account by the Trustee.

SECTION 6.        LIMITATION RULES.

         1. General Rule. Contributions described in Section 4 shall be made subject to the limitations of this Section 6. The Committee may reduce under this Section 6 any distributions otherwise required in order to satisfy such limitations in any manner it deems necessary or appropriate to satisfy tax withholding obligations.

         2.       Section 415 Limits.

         a.       General Limit. The Plan shall comply with the limits of Code section 415, taking into account all applicable transitional rules, which section hereby is incorporated in full in this Section 6.2 by this reference. The "limitation year" for this purpose shall be the calendar year. Effective for limitation years commencing on and after January 1, 1998, any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by an Affiliate or Subsidiary at the election of an Employee and which is not includible in the gross income of the Employee by reason of Code Section 125 or 457, or for limitation years beginning on and after January 1, 2001, by reason of Code Section 132(f)(4), shall be taken into account as part of compensation for purposes of applying the Code Section 415 annual additions limitation.

         b. Combined Plan Limitation. If an Employee is a Participating Employee in the Plan and any one or more other defined contribution plans maintained by BellSouth, a Subsidiary or any of their Affiliates and a corrective adjustment in such Participating Employee's benefits is required to comply with this section, such adjustment shall be made under this Plan. Effective for limitation years commencing on and after January 1, 2000, the combined defined benefit and defined contribution plan limit under Code section 415(e) ceased to apply.

         c. Correction of Excess Annual Additions. If, as a result of either the allocation of forfeitures to an Account, a reasonable error in estimating a Participating Employee's Compensation, Eligible Compensation or elective deferrals, or such other occurrences as the Internal Revenue Service permits to trigger this subsection, the annual addition (within the meaning of Code section 415(c)(2)) made on behalf of a Participating Employee exceeds the limitations as incorporated by this section, the Committee shall direct the Trustee to take such of the following actions as such Committee shall deem appropriate, specifying in each case the amount of contributions involved:

                  (i) A Participating Employee's annual addition first shall be reduced by reducing his After-Tax Contributions to the extent of any such excess, up to the total amount of After-Tax Contributions made on behalf of such Participating Employee, and the amount of the reduction (plus any investment earnings thereon) shall be returned to such Participating Employee. In addition, any Matching Contributions (and earnings thereon) attributable to the returned After-Tax Contributions shall be forfeited and allocated in a manner similar to that described in Paragraph (iii) of this Section 6.2(c); provided, that if no Profit Sharing Contributions are made for such Plan Year, such forfeited Matching Contributions shall be allocated as additional Matching Contributions.

                  (ii) If further reduction is necessary, a Participating Employee's annual addition shall be reduced by reducing his Before-Tax Contributions to the extent of any such excess, up to the total amount of Before-Tax Contributions made on behalf of such Participating Employee, and the amount of the reduction (plus any investment earnings thereon) shall be returned to such Participating Employee. In addition, any Matching Contributions (and earnings thereon) attributable to the returned Before-Tax Contributions shall be forfeited and allocated in a manner similar to that described in Paragraph (iii) of this Section 6.2(c); provided, that if no Profit Sharing Contributions or Qualified Non-Elective Contributions are made for such Plan Year, such forfeited Matching Contributions shall be allocated as additional Matching Contributions.

                  (iii) If further reduction is necessary, the Profit Sharing Contribution allocated to the Participating Employee's Account (including, if applicable, any forfeitures allocated as such contribution) shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Profit Sharing Accounts and Qualified Non-Elective Contribution Accounts of Eligible Participants who otherwise are eligible for allocations of contributions and who are not affected by such limitations, in the same manner as Profit Sharing and Qualified Non-Elective Contributions otherwise are allocated to such Accounts, disregarding the Eligible Compensation of those Eligible Participants whose annual addition equals or exceeds the limitations hereunder.

                  (iv) If the reallocation to the Accounts of other Participating Employees in the then current limitation year (as described in Paragraph (iii) of this Section 6.2(c)) is impossible without causing them or any of them to exceed the annual addition limitations incorporated by this section, the amount that cannot be reallocated without exceeding such limitations shall be held in a suspense account and shall be applied to reduce permissible contributions in each successive year until such amount is fully allocated; provided, so long as any suspense account is maintained pursuant to this section: (A) no contributions shall be made to the Plan which would be precluded by this section; (B) investment gains and losses of the Trust Fund shall not be allocated to such suspense account; and (C) amounts in the suspense account shall be allocated in the same manner as contributions as of the earliest date possible, until such suspense account is exhausted. If, at the time that this Plan terminates, any amount that cannot then be allocated remains in such suspense account, such amount shall automatically revert to the Participating Company.

         3.       Code Section 402(g) Limit on Before-Tax Contribution.

         a. Maximum Elective Deferrals Under Affiliates' Plans. The aggregate amount of a Participating Employee's elective deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with the Affiliates (or, if the Plan is maintained by a Subsidiary that is not an Affiliate, by the Subsidiary and its Affiliates) shall not exceed $7,000 (as adjusted from time to time in accordance with Code section 402(g)(5); $10,500 for 2001) (the "maximum deferral amount"). To the extent that the amount of a Participating Employee's Before-Tax Contributions made for a calendar year would exceed the maximum deferral amount if such Before-Tax Contributions are continued, then, to the extent determined by the Committee, those Before-Tax Contributions will be deemed to be After-Tax Contributions and will be treated as if such Participating Employee elected to make such After-Tax Contributions in accordance with, and subject to the terms and limitations of, Section 4.2. If the Committee permits, such Participating Employee may modify his election form to change from Before-Tax Contributions, and such modifications shall not count as a change in contribution percentage under Section 4.

         b. Return of Excess Before-Tax Contributions. If the aggregate amount of a Participating Employee's Before-Tax Contributions made for any calendar year, when considered alone, exceed the maximum deferral amount, the Participating Employee shall be deemed to have notified the Committee of such excess, and the Committee shall cause the Trustee to distribute to such Participating Employee, on or before April 15 of the next succeeding calendar year, the total of (i) the amount by which such Before-Tax Contributions exceed the maximum deferral amount, plus (ii) any earnings allocable thereto. In addition, Participating Employer Contributions made on behalf of the Participating Employee which are attributable to the distributed Before-Tax Contributions shall be forfeited.

         c. Return of Excess Elective Deferrals Provided by Other Affiliate Arrangements. If after the reduction described in Section 6.3(b), a Participating Employee's aggregate before-tax contributions under plans, contracts and arrangements with Affiliates (or, if applicable, a Subsidiary and its Affiliates) still exceed the maximum deferral amount, the Participating Employee shall be deemed to have notified the Committee of such excess, and, unless the Committee directs otherwise, such excess shall be reduced by distributing to the Participating Employee before-tax contributions that were made for the calendar year under such plans, contracts and/or arrangements with Affiliates, (or, if applicable, a Subsidiary and its Affiliates) other than the Plan. However, if the Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in Section 6.3(b).

         d. Discretionary Return of Elective Deferrals. If after the reductions described in Sections 6.3(b) and (c), (i) a Participating Employee's aggregate before-tax contributions made for any calendar year under the Plan and any other plans, contracts or arrangements with Affiliates, (or, if applicable, a Subsidiary and its Affiliates) and any other employers still exceed the maximum deferral amount, and (ii) such Participating Employee submits to the Committee, on or before March 1 following the end of such calendar year, a written request that the Committee distribute to such Participating Employee all or a portion of his remaining Before-Tax Contributions made for such calendar year, and any earnings attributable thereto, then the Committee may, but shall not be required to, cause the Trustee to distribute such amount to such Participating Employee on or before the following April 15. However, if the Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including the forfeiture of Matching Contributions) shall be made in a manner similar to that described in Section 6.3(b).

         e. Return of Excess Annual Additions. Any Before-Tax Contributions returned to a Participating Employee to correct excess annual additions shall be disregarded for purposes of determining whether the maximum deferral amount has been exceeded.

         4. Code Section 401(k) Average Actual Deferral Percentage Limit. If at any time during the Plan Year the Committee determines that Highly Compensated Employees' Before-Tax Contributions elections as then in effect possibly could cause Highly Compensated Employees' Before-Tax Contributions for such Plan Year to exceed the ADP Limit for such Plan Year, the Committee shall have the right to reduce or cease Highly Compensated Employees' future Before-Tax Contributions for such Plan Year or to convert such future contributions to After-Tax Contributions to the extent it deems necessary or appropriate to keep such contributions from exceeding the ADP Limit; provided that, in making such reductions, cessations or conversions, the Committee shall strive to treat all similarly situated Highly Compensated Employees the same and the Committee may take into account any adjustments required by other limits of this Section 6.

         If the Committee determines that Highly Compensated Employees' Before-Tax Contributions actually paid into this Plan for the Plan Year, if allowed to remain in such Highly Compensated Employees' Accounts, would cause this Plan to exceed the ADP Limit for such Plan Year, then the Excess Contributions made on behalf of Highly Compensated Employees for such year shall be distributed in accordance with the rules set forth in this Section 6.4.

         The amount of the Excess Contributions and the Highly Compensated Employees to whom Excess Contributions will be distributed under this Section
6.4 shall be determined, beginning with the January 1, 1997 Plan Year, by reducing the dollar amount of the Before-Tax Contributions of Highly Compensated Employee(s) until such contributions no longer exceed the ADP Limit. The dollar amount of any such Excess Contributions (together with any income allocable to such contributions) shall be distributed, in descending order, to the affected Highly Compensated Employees with the highest dollar amount of Before-Tax Contributions, as required by Code section 401(k)(8). (For Plan Years beginning prior to January 1, 1997, reductions to the Accounts of Highly Compensated Employees were made in accordance with Code Section 401(k)(8) as in effect prior to its amendment by the Small Business Job Protection Act of 1996.) In addition, any Matching Contributions that are made on behalf of a Highly Compensated Employee and that are attributable to the distributed Before-Tax Contributions shall be forfeited. Such distributions shall be made before the end of the Plan Year following the Plan Year for which the Excess Contributions were made in accordance with Plan Rules; provided, however, if so elected by the Committee (or, if applicable, by a Participating Company in its Adoption Agreement), no distribution shall be made to the extent such Excess Contributions may be recharacterized to After-Tax Contributions in accordance with regulations under Code section 401(k).

         The corrections described herein shall be applied with respect to the Consolidated Participating Companies (as a group) and, separately, with respect to each Subsidiary (and its Affiliates) that is a Participating Company.

         5. Code Section 401(m) Average Contribution Percentage Limit. If at any time during the Plan Year the Committee determines that Highly Compensated Employees' elections of After-Tax Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) together with Matching Contributions as then in effect possibly could cause Highly Compensated Employees' allocations for such Plan Year to exceed the ACP Limit for such Plan Year, the Committee shall have the right to automatically reduce Highly Compensated Employees' elected future contributions for such Plan Year to the extent it deems necessary or appropriate to keep such contributions from exceeding the ACP Limit. Any such reduction shall be made first to Highly Compensated Employees' After-Tax Supplemental Contributions, then to Highly Compensated Employees' After-Tax Basic Contributions, then to Highly Compensated Employees' Before-Tax Supplemental Contributions, and finally to Highly Compensated Employees' Before-Tax Basic Contributions; provided, that, in making such reductions, the Committee shall strive to treat all similarly situated High Compensated Employees the same and the Committee may take into account any adjustments required by other limits of this Section 6.

         If the Committee determines that Highly Compensated Employees' After-Tax Contributions and Matching Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) actually paid into this Plan for the Plan Year, if allowed to remain in such Employees' Accounts, would cause this Plan to exceed the ACP Limit for such Plan Year, then the Excess Aggregate Contributions made by or on behalf of Highly Compensation Employees for such year shall be forfeited or distributed in accordance with the rules set forth in this Section 6.5.

         The amount of the Excess Aggregate Contributions and the Highly Compensated Employees who have distributable Excess Aggregate Contributions shall be determined, beginning with the January 1, 1997 Plan Year, by reducing the dollar amount of the contributions of Highly Compensated Employee(s) until such contributions no longer exceed the ACP Limit. Any such Excess Aggregate Contributions (together with any income allocable to such contributions) shall be distributed, in descending order, to the affected Highly Compensated Employees with the highest aggregate dollar amount of After-Tax, Matching and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions, as required by Code section 401(m). (For Plan Years beginning prior to January 1, 1997, reductions to the Accounts of Highly Compensated Employees shall be made in accordance with Code section 401(m)(6) as in effect prior to its amendment by the Small Business Job Protection Act of 1996.) In addition, any Matching Contributions that are made on behalf of a Highly Compensated Employee and that are attributable to the distributed Before-Tax Contributions shall be forfeited. Such distributions shall be made before the end of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made in accordance with Plan Rules, and any such forfeitures shall offset the Participating Company's obligation to make Matching Contributions under this Plan until such forfeitures have been exhausted through such offsets, but in no event shall such forfeitures be allocated to Highly Compensated Employees whose contributions have been reduced under this Section 6.5.

                  The corrections described herein shall be applied with respect to the Consolidated Participating Companies (as a group) and separately, with respect to each Subsidiary (and its Affiliates) that is a Participating Company.

         6. Multiple Use of the Alternative Limitation. The Plan hereby incorporates by reference the multiple use of the alternative limitation provision set forth in Treasury Regulation Section 1.401(m)-2. If multiple use of the alternative limitation occurs with respect to two or more plans, the excess shall be corrected by any method permissible under Section 6.4 of the Plan for satisfying the ADP test or through any permissible method under Section
6.5 for satisfying the ACP test, or any combination thereof. Any adjustment necessary to satisfy said maximum limitation shall be made by adjusting the ADPs or ACPs of Highly Compensation Employees.

SECTION 7.        INVESTMENT DIRECTIONS.

         1. Investment of Participating Employee Contributions. Each Participating Employee shall have the right to direct the Trustee (in accordance with the terms of the Trust) that contributions under Section 3, Section 4.1 and
Section 4.2(c) made by the Participating Employee, or on the Participating Employee's behalf, be invested in any then permitted combination in the investment funds described in the Trust Agreement as in effect from time to time, subject to the rules set forth in this Section 7. Initial investment directions shall become effective as of the Participating Employee's Enrollment Date, in accordance with Plan Rules.

         2.       Investment of Matching Contributions.

         a. Matching Contributions allocated to a Participating Employee's ESOP Account shall be made in, or invested directly in, BellSouth Shares in the ESOP Fund or shall be applied by the Trustee to the extent required under an ESOP Loan to make principal and interest payments on such ESOP Loan when such payments are due in order to release BellSouth Shares to the ESOP Fund. A Participating Employee may not direct the investment of his ESOP Account.

         b. Matching Contributions allocated to the Matching Account of a Participating Employee who is employed by a Non-ESOP Company, but who is permitted to direct the investment of his Account in the BellSouth Shares Fund (as designated by the BellSouth senior officer responsible for human resources on Schedule A) shall be made in, or invested directly in, BellSouth Shares in the BellSouth Shares Fund. Once contributed to the Plan, a Participating Employee may direct the investment of his Matching Account in accordance with
Section 7.4 below. New investment directions shall become effective as of any Business Day, in accordance with Plan Rules.

         c. Matching Contributions allocated to the Matching Account of a Participating Employee who is employed by a Non-ESOP Company, and who is not permitted to direct the investment of his Account in the BellSouth Shares Fund (as designated by the BellSouth senior officer responsible for human resources on Schedule A) shall be made in cash. A Participating Employee may direct the investment of Matching Contributions in accordance with Section 7.4 below. New investment directions shall become effective as of any Business Day, in accordance with Plan Rules.

         3. Investment of Profit Sharing Contributions. Each Participating Employee shall have the right to direct that Profit Sharing Contributions under
Section 4.2(b) made on the Participating Employee's behalf, be invested either
(a) according to his then current investment direction made under Section 7.1 (for contributions under Section 3 and Section 4.1), in effect at the time the Profit Sharing Contributions are made, or (b) separately from such then current investment direction under Section 7.1 in any then permitted combination in the investment funds described in the Trust Agreement as in effect from time to time, subject to the rules set forth in this Section 7. New investment directions shall become effective as of any Business Day, in accordance with Plan Rules.

         4. Changes in Investment Direction. Any investment direction made by a Participating Employee shall continue in effect until changed by the Participating Employee. A Participating Employee may make the following changes in accordance with Plan Rules:

         a. A Participating Employee may, effective as of any Business Day, change an investment direction as to future contributions under Section 3,
Section 4.1, Section 4.2(b), Section 4.2(c) and Section 5.2, by directing that such contributions be invested in one of the other investment funds or any then permitted combination of such funds.

         b. A Participating Employee may direct, effective as of any Business Day, that all or a portion of the Units credited to his Account (excluding a Participating Employee's ESOP Account) in any one or more of the investment funds be transferred, in accordance with Plan Rules, to any one or more of the other investment funds in any then permitted combination, based upon the value of such Units representing each investment fund as of such Business Day; provided, that no such transfer shall result in amounts being transferred to and from the same fund; and provided further, that no Participating Employee who has directed that existing Units in the Plan be transferred out of the BellSouth Stock Fund shall be permitted to transfer existing Units in the Plan into the BellSouth Stock Fund until two months have elapsed from the date Units were last transferred out.

         c. Notwithstanding the foregoing, Participating Employees employed by certain Non-ESOP Companies shall not be permitted to direct the investment of their Accounts in the BellSouth Shares Fund. These Participating Companies shall be designated by the BellSouth senior officer responsible for human resources on Schedule A, as amended from time to time.

         5. ESOP Account Diversification. Each Participating Employee, who has attained age 55, may elect, during the period from January 1 through the last business day of March of such Plan Year and each succeeding Plan Year, that 25% of the value of BellSouth Shares credited to his ESOP Account (100% of the value of such BellSouth Shares for a Participating Employee who has attained age
60) be transferred to any one or more of the investment funds available under
Section 7.1, based on the value of the Units representing each such investment fund as of the Business Day on which transfer is made. If there are less than three investment funds available under Section 7.1 and the Participating Employee has also completed at least ten years of participation in the ESOP before the beginning of a Plan Year, then, in lieu of electing to diversity his investments (as provided in the preceding sentence), he may elect (i) during the five consecutive Plan Year period beginning after he first attains age 55 and completes ten years of such participation, to have 25% of the BellSouth Shares credited to his ESOP Account distributed to him; and (ii) for the Plan Year immediately succeeding the end of such five consecutive Plan Year period, to have 50% of the BellSouth Shares credited to his ESOP Account distributed to him. All elections, transfers and distributions required under this section shall be made in accordance with Plan Rules and shall be interpreted to satisfy at least the minimum requirements under Code section 401(a)(28).

         6. General Investment Fund Transition Rule. The Committee or its designee may establish Plan Rules applicable to any change in investment funds under the Trust Agreement. In the event any investment fund is eliminated, unless otherwise specifically provided by the Committee in a Plan Rule for this purpose, all amounts remaining in such fund on the date it is eliminated as an investment fund shall be reinvested in the Interest Income Fund established under the Trust Agreement and all amounts subject to a current Participant election under this Section 7 to invest in that eliminated investment fund shall be invested in the Interest Income Fund.

         7. Voting and Tender Offer Rights with Respect to Investment Funds. Only if, to the extent and in the manner permitted by the Trust and/or any documents establishing or controlling any of the investment funds, shall Participating Employees be given the opportunity to vote and tender their interests in each such investment funds. Otherwise, such interests shall be voted and/or tendered by the fiduciary that controls such investment fund, as may be provided in the controlling documents.

         8. Investment Through Brokerage Accounts. In accordance with Plan Rules and consistent with the Plan recordkeeper's procedures, each Participating Employee who is not a Non-Management Employee shall have the right to elect that a portion of his Account be transferred to a brokerage account through which such portion may be invested in any then permitted investment selected by such Participating Employee; provided, in accordance with Plans Rules and consistent with the Plan recordkeeper's procedures, (i) the Participating Employee's exercise of investment directions will be subject to such restrictions as the Committee may impose from time to time, including, without limitation, restrictions on permitted forms of investment, minimum and maximum limits on amounts that may be invested, and limitations on the time, manner and frequency of changes in investment directions; and (ii) any fees or expenses incurred as a result of the Participating Employee's investment directions or selection of the brokerage account may be assessed directly against the Participating Employee's Account.

         9. Fiduciary Responsibilities for Investment Directions. All responsibility with respect to the selection of investments for the investment of a Participating Employee's Account shall be allocated to the Participating Employee who directs the investment. Neither the Committee, the Trustee nor any Participating Company shall be accountable for any loss sustained by reason of any action taken, or investment made, pursuant to a Participating Employee's investment direction.

         10. Confidentiality of BellSouth Shares. All information relating to (i) the purchase, holding and sale of BellSouth Shares, and (ii) the exercise of voting, tender and similar rights with respect to BellSouth Shares by Participating Employees and Beneficiaries shall be maintained in accordance with procedures which are designed to safeguard the confidentiality of such information, except to the extent necessary to comply with federal laws or state laws not preempted by ERISA. The Committee shall be the fiduciary that is responsible for ensuring that such confidentiality procedures are sufficient to safeguard the confidentiality of the information described hereinabove and that such procedures are being followed. Furthermore, if the Committee determines that any activities relating to the BellSouth Shares involve a potential for undue employer influence upon Participating Employees and Beneficiaries with regard to the direct or indirect exercise of shareholder rights, the Committee shall designate an independent fiduciary (i.e., a fiduciary who is not affiliated with BellSouth or any of its Affiliates or Subsidiaries) to carry out the activities relating to any such situations.

SECTION 8.        MAINTENANCE AND VALUATION OF ACCOUNTS; ESOP LOAN ALLOCATIONS.

         1. Maintenance of Separate Accounts. Each Participating Employee shall be furnished a statement of his Account at least annually and shall receive a confirmation statement as soon as practicable after any investment transfer, distribution, withdrawal or restoral or at such other time as may be determined by the Committee.

         2. Valuation of Accounts. The interest of a Participating Employee's Account in each investment fund shall be represented by Units. The value of a Unit in each investment fund shall be determined as of each Business Day by dividing the total number of Units in each investment fund credited to the Accounts of all Participating Employees into the then value of all the assets then held by the Trustee with respect to such investment fund.

         Following such determination of the value of the Units in each investment fund, the Account of each Participating Employee who has selected such investment fund shall be credited, as of each Business Day, with a number of Units in such investment fund determined by dividing the value of such a Unit into the amount of additional contributions credited to his Account as of such Business Day in such investment fund.

         The ESOP Fund for recordkeeping purposes shall be divided into a subfund for BellSouth Shares attributable to top up contributions as described in Section 4.2(a)(iv) and a separate subfund for BellSouth Shares released from each ESOP Loan Suspense Account as described in Section 8.3(b). A separate Unit value shall be maintained for each such subfund. The value of Units for a subfund for BellSouth Shares released from an ESOP Loan Suspense Account shall be determined under this Section 8.2 without regard to Matching Contributions and ESOP Dividends (or the earnings thereon) to be used to repay the applicable ESOP Loan, and such Units shall be credited to Participating Employees' ESOP Accounts as provided in Section 8.3(c) and 8.3(d). All such subfunds shall start with an initial Unit value of 1.0.

         All investment funds shall be invested and valued in the manner set forth in the Trust Agreement.

         3.       ESOP Loan Allocations.

         a. ESOP Loan Payment. The repayment of principal and interest on each ESOP Loan shall be made by the Trustee when due in accordance with directions from BellSouth.

         b. Release From ESOP Loan Suspense Account. The total number of BellSouth Shares released from an ESOP Loan Suspense Account as a result of a principal and interest payment made on an ESOP Loan shall equal the number of BellSouth Shares held in the ESOP Loan Suspense Account with respect to such ESOP Loan multiplied by a fraction. The numerator of such fraction shall be the amount of such principal and interest payment. The denominator of such fraction shall be the sum of the numerator plus the principal and interest remaining to be paid on such ESOP Loan under the amortization schedule for such ESOP Loan. The number of future payments under such ESOP Loan must be definitely ascertainable and shall be determined without taking into account any possible extensions or renewal periods. If the effective interest rate under the ESOP Loan is variable, the interest to be paid in future periods shall be computed for purposes of determining such fraction by using the interest rate then in effect. The BellSouth Shares which are released from the ESOP Loan Suspense Account in accordance with the rules in this Section 8.3(b) shall be transferred to the ESOP Fund, and Units representing an investment in such BellSouth Shares shall be allocated to Participating Employees' individual ESOP Accounts in the manner specified in subparagraphs (c) and (d) of this Section 8.3.

         c. ESOP Account Dividend Allocation. If ESOP Dividends on BellSouth Shares credited to a Participating Employee's ESOP Account are used to make a principal or interest payment on an ESOP Loan, Units representing the value of the BellSouth Shares released as a result of such payment from the ESOP Loan Suspense Account and transferred to the ESOP Fund first shall be credited to such Participating Employee's ESOP Account. The Units so credited shall be determined by dividing the ESOP Dividends from such Participating Employee's ESOP Account used to make such principal or interest payment by the fair market value of a BellSouth Share on the date as of which the credit is made in a manner which satisfies the requirements of Code section 404(k).

         d. Match Allocation. After the requirements of paragraph (c) of this Section 8.3 have been satisfied with respect to an ESOP Loan payment made in whole or in part with ESOP Dividends, Units representing an investment in all remaining BellSouth Shares that have been released from the ESOP Loan Suspense Account to the ESOP Fund as a result of such payment shall be allocated to the ESOP Account of each Participating Employee as of such dates and in such amounts as specified in Section 4.2(a)(i) and, if applicable, Section 4.2(a)(v).

         e. Leveraged ESOP Protections. No BellSouth Shares acquired with the proceeds of an ESOP Loan shall be subject to a put, call or other option or other similar arrangement while held by and when distributed from this Plan except to the extent permissible under Code section 4975, and BellSouth shall have no right to amend this Section 8.3(e) absent the receipt of a favorable determination letter from the Internal Revenue Service with respect to such amendment. Similarly, BellSouth Shares are traded on the New York Stock Exchange, and this Plan contemplates that such shares will continue to be traded on such exchange or in some other established stock exchange. If purchases and sales of BellSouth Shares through an established stock exchange stop (other than temporarily), this Plan shall be amended as of the date such trading stops to satisfy the requirements under the Code for an employee stock ownership plan which invests in stock which is not readily tradable on an established market or is not registered under Section 12 of the Securities Exchange Act of 1934, as amended.

         f. Default. In the event of a default upon an ESOP Loan, the value of Plan assets transferred in satisfaction of the loan shall not exceed the amount of the default.

         4. BellSouth Shares Account Dividend Allocations. Effective January 1, 2002, Participating Employee's shall be given the option of receiving BellSouth Shares Dividends in cash on an annual basis or having Units representing the value of such dividends credited to such Participating Employee's BellSouth Shares Account. The Units so credited shall be determined by dividing the BellSouth Shares Dividends from such Participating Employee's BellSouth Shares Account by the fair market value of a BellSouth Share on the date as of which the credit is made in a manner that satisfies the requirements of Code section 404(k).

SECTION 9.        DISTRIBUTION; WITHDRAWAL.

         1. Method of Payment. Any distribution or withdrawal from a Participating Employee's Account under this Section 9 shall be effective as of the Processing Date, and payment to the Participating Employee shall be processed periodically, in accordance with Plan Rules, but in no event less frequently than monthly. Any distribution or withdrawal under Section 9.2,
Section 9.3 or Section 9.5 shall be made in accordance with the following paragraphs.

         a. BellSouth Shares. With respect to Units representing investments in the ESOP Fund and in the BellSouth Shares Fund, payment shall be made at the Participating Employee's election either completely in BellSouth Shares or in cash; except that, in the case of any fraction of a BellSouth Share, payment shall be in cash on the basis of the value per share as of the Processing Date. For the purposes of distributions there shall be deemed to be in a Participating Employee's Account, as of such Processing Date, a number of BellSouth Shares determined by dividing the total value of the Units representing investment in BellSouth Shares in such Participating Employee's Account as of such Processing Date by the value per share of BellSouth Shares as of such Processing Date.

         b. Other Investments. With respect to Units representing investments other than in the ESOP Fund and the BellSouth Shares Fund, payment shall be made as follows:

                  (i) With respect to Participating Employees employed by ESOP Companies, at the Participating Employee's election either completely in BellSouth Shares or in cash, except that, in the case of any fraction of a BellSouth Share, payment shall be in cash on the basis of the value per share as of the Processing Date. For the purposes of distributions in BellSouth Shares, there shall be deemed to be in a Participating Employee's Account, as of such Processing Date, a number of BellSouth Shares determined by dividing the total value of the Units in such Participating Employee's Account as of such Processing Date by the value per share of BellSouth Shares as of such Processing Date.

                  (ii) With respect to Participating Employees employed by Non-ESOP Companies, in cash on the basis of the respective Unit values as of the Processing Date.

         c. Form of Distribution. The form in which distributions under the Plan shall be made shall be determined as follows:

                   (i) Except as otherwise provided in Paragraph d. below, the payment of any distribution to a Participating Employee from the Plan shall be in the form selected by the Participating Employee by written notice delivered to the Committee, subject to the terms and limitations set forth in this Paragraph c. The Participating Employee may choose between (A) a single lump-sum payment and (B) equal annual or quarterly installments (adjusted for investment earnings and losses between payments) paid over a term certain.

                  (ii) Unless the value of the Units in the Participating Employee's Account exceeds $5,000 (or prior to April 1, 1998, exceeded (or at the time of any prior distribution exceeded) $3,500), or if the payment constitutes a withdrawal, payment of the Units shall be made in the form of a single lump-sum payment without the consent of the Participating Employee.

                  (iii) If a Participating Employee selects payment in the form of annual or quarterly installments over a term certain, the Participating Employee must select, in accordance with Plan Rules, payments over a period of (A) 10 years, (B) the life expectancy of such Participating Employee, or (C) the joint life and last survivor expectancy of such Participating Employee and his beneficiary. If a distribution is to be made to a Participating Employee in the form of annual or quarterly installments payable over his life expectancy or the joint life and last survivor expectancy of such Participating Employee and his beneficiary, such life expectancy or joint life and last survivor expectancy shall be calculated at the time distributions commence and shall not thereafter be recalculated. The Committee, in its sole discretion, shall decide whether the Plan shall make the installment payments directly from the Trust Fund or by purchasing an annuity contract that is distributed to the Participating Employee. Notwithstanding anything herein to the contrary, distributions from the Plan must satisfy the requirements of Code section 401(a)(9)(G). This means that the incidental benefit rule as described in Treasury Regulation section 1.401(a)(9)-2 (as in effect prior to the Code section 401(a)(9) Treasury Regulations proposed in January, 2001) shall be satisfied.

                  (iv) If a Participating Employee selects payment in the form of annual or quarterly installments over a term certain, the Participating Employee may later elect to receive a single lump-sum payment of the remaining Units in his Account.

                  (v) Upon the death of a Participating Employee, any Units credited to his Account shall be distributed as follows:

                           (A) If the Participating Employee's beneficiary is his surviving Spouse (as defined in Section 16.3), and

                                    (I)  the Participating Employee dies after
                           distribution of his Account has begun, payment of the remaining portion of the Account shall continue to be distributed in the form chosen by the Participating Employee; provided, however, the surviving Spouse may elect to have the remaining portion of the Participating Employee's Account distributed in the form of a single lump sum payment as soon as practicable following the Participating Employee's death, or

                                    (II) the Participating Employee dies before
                           distribution of the Account has begun, the surviving Spouse may elect to receive payment of the Account in any of the forms permitted under this Section 9.1(c) as if the surviving Spouse were the Participating Employee, including deferral of such benefit until such benefit otherwise would have been payable to the Participating Employee under Paragraph (vi) below.

                           (B) If the Participating Employee's beneficiary is not his surviving Spouse (as defined in Section 16.3), any Units credited to the Participating Employee's Account shall be distributed in the form of a single lump sum payment as soon as practicable following the Participating Employee's death.

                  (vi) If a Participating Employee is to receive or begin receiving benefits on or before April 1 of one calendar year as a result of his attaining age 70 1/2 during the preceding calendar year (as provided in Section 9.6), the distribution shall be paid in the form of annual installments over the life expectancy of such Participating Employee unless, on or before November 1 of the calendar year in which the Participating Employee attains age 70 1/2 (or such other date as the Committee may provide), he elects to commence receiving his distribution in another form as permitted in Paragraphs c.(i) and (iii) above and in Code section 401(a)(9) and the regulations issued thereunder.

         d. Other Distributions. In the event that the Committee determines that a form of benefit other than the single lump-sum payment or installments described in Section 9.1(c) is required for a particular Participating Employee by ERISA, by the Code (including Code section 409(o) or 411(d)(6)) or by any other applicable law, the distribution to such Participating Employee shall be made in accordance with such determination; provided, however, that this Section 9.1(d) shall not create any right to an alternate form of benefit for Participating Employees generally or for any Units credited to the Account of a particular Participating Employee which are not subject to such requirements.

         2. Withdrawals Without Hardship. A Participating Employee (including a Participating Employee who is a former Employee) may make a withdrawal by giving notice to the Committee's designated representative in the manner prescribed in the Plan Rules. A withdrawal under this Section 9.2 can be made not more than once in any consecutive six-calendar month period in the case of a Participating Employee who is an Employee and not more than once in any consecutive three-calendar month period in the case of a Participating Employee who is a former Employee. Such notice shall specify the amount to be withdrawn, which amount may equal all or any portion of the vested Units credited to such person's Account (excluding for this purpose the Profit Sharing Account and ESOP Account of a Participating Employee who is an Employee, but including the Profit Sharing Account and ESOP Account of a Participating Employee who is a former Employee); provided, that in the case of a Participating Employee who is an Employee, who has not attained age 59-1/2, or who does not have a Disability as of the valuation date with respect to such withdrawal, no withdrawal may be made with respect to Units in his Before-Tax Basic Account, Before-Tax Supplemental Account (except as otherwise provided in Section 9.3) and Qualified Non-Elective Contributions Account.

         a. Payment of any withdrawal under this Section 9.2 shall be made in cash on the basis of the respective Unit Values as of the Processing Date. If the value of all Units with respect to which a withdrawal may be made is less than $500.00, no withdrawal less than the full amount available for withdrawal shall be permitted.

         b. Unless the Participant directs otherwise, any withdrawal under this Section 9.2 shall be made from a Participant's Account in the following order:

                  (i)      After-Tax Supplemental Account;

                  (ii)     After-Tax Basic Account;

                  (iii)    Rollover Account;

                  (iv)     Matching Account;

                  (v) Profit Sharing Account (but only if the Participating Employee is a former Employee on or before the effective date of the withdrawal);

                  (vi) ESOP Account (but only if the Participating Employee is a former Employee on or before the effective date of the withdrawal);

                  (vii) Qualified Non-Elective Contributions Account (but only if the Participating Employee has attained age 59 1/2, is a former Employee or has a Disability, on or before the effective date of withdrawal);

                  (viii) Before-Tax Supplemental Account (but only if the Participating Employee has attained age 59 1/2, is a former Employee or has a Disability, on or before the effective date of withdrawal); and

                  (ix) Before-Tax Basic Account (but only if the Participating Employee has attained age 59 1/2, is a former Employee or has a Disability, on or before the effective date of withdrawal).

         3. Hardship Withdrawals of Before-Tax Contributions. A Participating Employee who is an Employee and who has not reached age 59-1/2 and does not have a Disability may request a cash withdrawal of his Before-Tax Contributions and the earnings applicable to his Before-Tax Contributions credited to his Account through December 31, 1988 only if the withdrawal is because of a financial hardship. A request for a withdrawal for a financial hardship will be granted only if the Committee determines (on the basis of all the relevant facts and circumstances and in accordance with the regulations under Code section 401(k)) that the withdrawal is necessary to satisfy an "immediate and heavy financial" need of the Participating Employee.

         An "immediate and heavy financial" need shall mean:

         a.       the payment of expenses for medical care described in Code section 213(d) incurred by the Participating Employee, his spouse, or his dependents (as defined in Code section 152) or amounts necessary for those persons to obtain such medical care,

         b. the purchase (excluding mortgage payments) of a principal residence for the Participant,

         c. the payment of tuition and related educational fees for the next 12 (twelve) months of post-secondary education for the Participating Employee, his spouse, his children or his dependents (as defined in Code section
152),

         d. the prevention of the eviction of the Participating Employee from his principal residence or foreclosure on the mortgage on the Participating Employee's principal residence, or

         e. the need to meet such other conditions as set forth in the Code or as the Internal Revenue Service officially states is permissible under Code section 401(k).

A withdrawal generally shall be determined to be necessary to satisfy such immediate and heavy financial need only if the Participating Employee demonstrates to the Committee that the need cannot be relieved:

         a. through reimbursement or compensation by insurance or otherwise,

         b. by reasonable liquidation of the Participating Employee's assets and the assets of the Participating Employee's spouse and minor children which are reasonably available to the Participating Employee, to the extent such liquidation would not in itself cause an immediate and heavy financial need,

         c. by cessation of the Participating Employee's contributions under Section 4.1,

         d. by other distributions or nontaxable loans (at the time the loans are made) from this Plan and all other plans maintained by his Participating Company or any other employer, or

         e. by borrowing from commercial sources on reasonable commercial terms.

The Committee in its discretion may rely on the Participating Employee's representation that such resources are not available in lieu of independently ascertaining such facts.

         A request for a withdrawal shall be submitted to the Committee or its delegate in accordance with Plan Rules and shall be accompanied or supplemented by such evidence as it may reasonably require. If the Committee grants a request for a hardship withdrawal, such withdrawal shall be made first from the Participating Employee's Before-Tax Supplemental Account and thereafter from his Before-Tax Basic Account to the extent that the Committee deems necessary to relieve such hardship. Payment of a hardship withdrawal shall be made in cash on the basis of the respective Unit values as of the Processing Date.

         The amount of such withdrawal may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such withdrawal.

         4. Withdrawal of Profit Sharing Account and/or ESOP Account. Withdrawals from a Participating Employee's Profit Sharing Account and ESOP Account prior to a termination of employment shall not be permitted.

         5.       Distribution on Termination of Employment.

         a. Retirement or Other Termination of Employment Except Death or Transfer. If a Participating Employee separates from service as an Employee for any reason other than death:

                  (i) all nonvested Units in his Account shall be forfeited as soon as practicable following his separation from service, provided that no Units will be forfeited if such Participating Employee:

                           (A)      separates from service because of
                                    Disability,

                           (B) separates from service on or after his Normal Retirement Age,

                           (C) separates from service pursuant to the provisions of a severance pay plan sponsored by his Participating Company and approved by the Committee which is treated as a welfare plan in accordance with ERISA and DOL Regulations section 2510.3-2(b) and which provides for payment of severance benefits (other than payment in lieu of vacation) to Employees (including Employees who are not Highly Compensated Employees) on account of termination of employment or in accordance with a Participating Company's plans or practices with respect to technological displacements or force surplus reduction, or

                           (D)      has at least 3 Years of Vesting Service;


                  (ii) subject to the terms of Section 9.1 and Paragraph (c) below, the distribution of all of the vested Units in such Participating Employee's Account shall be made or commenced as soon as practicable following the date on which such separation is effective; provided, however, that in the event such Participating Employee has no vested interest in his Account at the time of such separation, he shall be deemed to have received a cash-out distribution at the time of his separation; provided, further, if the value of such Units exceeds (or at the time of any prior distribution exceeded) five thousand dollars ($5,000.00) (or prior to April 1, 1998 exceeded (or at the time of any prior distribution exceeded) three thousand five hundred dollars ($3,500)), such

         Participating Employee's Account shall not be distributed before age 65 without his written consent. A Participating Employee may elect to defer distribution or the commencement of distributions until a later date, but not later than April 1 of the calendar year following the later of (i) the calendar year in which the Participating Employee attains age 70 1/2, or (ii) the calendar year in which the Participating Employee actually separates from service with all Affiliates (provided, for Plan Years prior to January 1, 2001, the earlier of (i) and (ii) was applicable). Notwithstanding the foregoing, if such Participating Employee is a five percent owner (as defined in Code Section 416), benefit payments shall be made or commence no later than April 1 following the calendar year in which the Participant attains age 70 1/2; and

                  (iii) contributions made by or on behalf of a Participating Employee under Section 4.1, which have not yet been allocated and credited to his Account pursuant to Section 5, shall be refunded to him in accordance with Plan Rules except to the extent such contributions are reflected in the value of Units distributable to him under Section 9.5(a)(i).

         b. Death. If a Participating Employee dies while an Employee, all of the Units in his Account shall be distributed as soon as practicable following his death, pursuant to Sections 9.1 and 16. Contributions made by or on behalf of such Participating Employee under Section 4.1, which have not yet been allocated and credited to his Account pursuant to Section 5, will be refunded to his beneficiary in accordance with Plan Rules except to the extent such contributions are reflected in the value of the Units distributable to his beneficiary under Sections 9.1(c) and 16.

         c. Delay Upon Reemployment. If a Participating Employee becomes eligible to receive or begins receiving a benefit payment in accordance with the terms of paragraph (a) above and subsequently is reemployed by an Affiliate or Subsidiary prior to the time his entire Account has been distributed, the distribution to such Participating Employee shall be delayed or cease until such Participating Employee again becomes eligible to receive a distribution from the Plan pursuant to the terms of the Plan. Notwithstanding the foregoing, if a Participating Employee's benefit payments have commenced in the form of installment payments for which an annuity contract has been purchased and distributed, payments under such annuity contract shall not cease but shall continue during the period of his reemployment.

         6. Required Distribution. Unless a Participating Employee elects otherwise under the provisions of Section 9.5(a)(ii), distribution of all of the Units in a Participating Employee's Account shall be made or commenced to the Participating Employee upon receipt of a written election form provided by the Committee; provided, however, distributions in any event shall begin no later than the April 1 of the calendar year following the later of (i) the calendar year in which the Participating Employee attains age 70 1/2; or (ii) the calendar year in which the Participating Employee actually separates from service with all Affiliates (provided, for Plan Years prior to January 1, 2001, the earlier of (i) and (ii) was applicable). Notwithstanding the foregoing, if the Participating Employee is a five-percent owner (as defined in Code Section
416) benefit payments shall be made or commence no later than the April 1 following the calendar year in which the Participating Employee attains age 70 1/2. If the Participating Employee has not retired under this Plan, and, unless a contrary election is in effect under Section 9.1(c), all of the Units in a Participating Employee's Account (other than Units representing nonvested amounts) shall be distributed in annual installments over the life expectancy of the Participating Employee.

         a. all distributions under this Plan will be made in accordance with applicable regulations issued under Code section 401(a)(9), including without limitation any applicable regulation interpreting Code section 401(a)(9)(G), and Code section 409(o);

         b. any distribution required under the minimum incidental death benefit requirements of Code section 401(a)(9)(G) shall be treated as a distribution required under this Section 9.6 and

         c. the provisions of this Section 9.6 will control in the event that any distribution required under Section 9.1(d) is inconsistent with Code section 401(a)(9) or Code section 409(o).

With respect to distributions under the Plan made for calendar years beginning on or after August 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

         7. Undeliverable Amounts. In the event the Committee is unable to locate a Participating Employee or, in the case of a deceased Participating Employee, the designated beneficiary, surviving Spouse, or beneficiary of the Participating Employee's estate, as the case may be, after written notice to the last known mailing address of the payee and such additional effort, if any, as the Committee deems reasonable under the circumstances, and no claim is filed for the amount so payable within a reasonable time after the payments are to commence to such missing payee, the amount so payable may be treated as abandoned. The amount of such abandoned Account shall be applied to provide reinstatement of other abandoned Accounts (as described below), to reduce future Profit Sharing Contributions and Matching Contributions by a Participating Company as described in Section 11 of the Plan, or to pay Plan administrative expenses. Notwithstanding the foregoing, the amount of such abandoned Account shall be reinstated and paid to such Participating Employee, designated beneficiary, surviving Spouse or beneficiary of the Participating Employee's estate, as the case may be, in the event that such person thereafter files a claim for the benefit while the Plan is in effect and demonstrates to the satisfaction of the Committee that such person is in fact the missing payee. Notwithstanding anything to the contrary contained herein, such reinstatement and payout shall be made prior to any reduction of Profit Sharing Contributions or Matching Contributions under Section 11 of the Plan and shall be made first from amounts from other abandoned accounts or forfeitures, if any, next from Plan earnings and, if such amounts are insufficient to satisfy the reinstatement required by this Section, from current Profit Sharing Contributions and Matching Contributions, if any.

         8.       Rollover Distributions

         a. General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover and may waive his right to any minimum prior notice of his rollover rights.

         b.       Definitions.

                    (i) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (made not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); as of January 1, 2000, withdrawals on account of hardship to the extent such withdrawals are made from Before-Tax Contributions; as of January 1, 2001, any withdrawals on account of hardship; and distributions which do not represent all of the balance to the credit of the distributee and which total less than $200 during the Plan Year.

                   (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (iii) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  (iv) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         (c) Waiver of Notice. Notwithstanding anything to the contrary in this section, if a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after receiving the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (i) the Committee clearly informs the Participating Employee that the Participating Employee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (ii) the Participating Employee, after receiving the notice, affirmatively elects a distribution.

SECTION 10.       LOANS.

         1. Adoption of Loan Provisions. With respect to the Consolidated Plan, and a Separate Plan if a Separate Participating Company so elects in its Adoption Agreement, a Participating Employee who is an Employee of a Participating Company and who is a party in interest (as defined in Section 3(14) of ERISA) with respect to the Consolidated Plan or a Separate Plan, as applicable, may request a loan from the Plan in accordance with such procedures as the Committee establishes from time to time. The Committee shall grant all such loan requests on a reasonably equivalent basis, subject to the following conditions:

         a. The principal amount of a loan made under this Section 10 (when added to the outstanding balance of all other loans from the Plan) to a Participating Employee shall not exceed the lesser of (i) $50,000 as reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date as of which such loan is made over (B) the outstanding balance of loans from the Plan on the date as of which such loan is made, or (ii) 50% of the sum of the Participating Employee's Before-Tax Basic Account, Before-Tax Supplemental Account and Rollover Account at the time the loan is made (where, for purpose of this Paragraph (a), this Plan and all other plans described in Code section 401 which are maintained by an Affiliate or a Subsidiary shall be treated as one plan).

         b. The loan is secured by no more than 50% of the Participating Employee's nonforfeitable interest in his Account immediately after the origination of the loan.

         c. The loan provides for the repayment (which for a Participating Employee while an active Employee shall be made only through payroll deductions unless otherwise provided by Plan Rules) of principal and interest in substantially level installments not less frequent than quarterly over a period of at least two years but no more than five years. Prepayment of the loan in a lump-sum amount may be made after the initial one year installment period. The payroll deductions for loan repayments to the Plan shall be made prior to the collection of any contributions.

         d. The interest rate for the loan shall be the base rate on corporate loans at large U.S. money center commercial banks ("Prime Rate") as reported in the Wall Street Journal for the last Business Day of the calendar quarter immediately preceding the calendar quarter in which the loan is granted plus any premium and minus any discount which the Committee deems appropriate and commercially reasonable under the circumstances and consistent with applicable law. The Committee's determination of the applicable interest rate shall be final.

         e. Unless such Participating Employee elects, in accordance with Plan Rules, to pay monthly installments following his termination of employment for any reason other than a transfer, the loan, if made to a Participating Employee who is an Employee, shall become due and payable in full in the event that the Participating Employee's employment terminates for any reason other than a transfer (which does not involve a Trust-to-Trust Transfer or a distribution) in accordance with Section 15 prior to the complete repayment of such loan and, further, the

Trustee shall have the right to deduct any amount due under the loan from any amount which becomes distributable under this Plan to, or on behalf of, the Participating Employee.

         f.       The principal amount of the loan is at least $1,000.00.

         g. The administrative expenses for the loan shall be paid by the Participating Employee.

         h. If a Participating Employee with an outstanding loan balance requests a withdrawal under Section 9.3, the Committee shall grant such withdrawal in accordance with the terms of Section 9, provided such withdrawal does not result in the Participating Employee's outstanding loan balance exceeding his remaining Before-Tax Basic Account and Before-Tax Supplemental Account balances in the aggregate, or, to the extent not prohibited by Code section 401(k)(2)(B), the Committee may reduce the Participating Employee's outstanding loan balance by designating such reduction as a distribution if the Committee deems it advisable to meet the financial needs of the Participating Employee and, in such event, no limitation on prepayment shall apply.

         i. A Participant may have no more than two outstanding loans from the Plan (including any loans granted pursuant to this Section and Section 25) at any time.

         j. If required under the Code or ERISA, the Participating Employee and, if applicable, his spouse (at the time the loan is made) must consent in writing to such loan. Such written consent shall be made in accordance with such procedures as the Committee establishes from time to time.

         k. The loan shall become due and payable in full if the Participating Employee's obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full.

         l. The loan shall be in default at such time as the Participating Employee (i) fails to make three consecutive months' loan repayments; (ii) fails to repay the loan in full either (A) before the end of the five-year maximum loan period set forth in Section 10.1(c) or (B) at such earlier time as the loan becomes due and payable under this Section 10; or (iii) satisfies any other default condition set forth in the terms and conditions of the promissory note that accompanies the loan. Upon default of the loan, the Trustee shall cause the portion of the borrower's Account which has been pledged to secure the loan to be used to repay such loan; provided, although the Committee may treat any portion of the loan balance that remains outstanding after a default as taxable income to the borrower in accordance with the terms of Code section 72(p), no portion of such outstanding loan balance may be treated as a reduction of a Participating Employee's Account balance until such time as such reduction, if treated as a distribution, will not breach the special distribution restrictions of Code section 401(k)(2)(B). Loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4), under applicable Treasury regulations, and as may be provided in the written loan policy statement.

         m. The Participating Employee agrees to such other terms and conditions as the Committee deems appropriate under the circumstances.

         2. Processing Loan. If a loan is authorized, the Committee or its designee, as soon as administratively practicable following authorization and in accordance with Plan Rules, shall direct the transfer of the principal amount of such loan from the Participating Employee's subaccounts proportionately from the investments of each subaccount, to a special loan Account for such Participating Employee, in accordance with a procedure which the Committee deems appropriate under the circumstances. The loan shall be made from such loan Account, and principal and interest payments on the loan shall be credited when made to such loan Account. Payments so credited shall be transferred back to the Participating Employee's Account in such a manner as the Committee deems appropriate under the circumstances and shall be reinvested in the same manner as a current contribution in accordance with the Participating Employee's current investment election.

SECTION 11.       RESTORALS OF FORFEITED AMOUNTS.

         1.       Application of Forfeitures.

         a. Reduction of Profit Sharing and Matching Contributions. To the extent not used to satisfy the Participating Company's restoration obligation set forth in Section 11.2, nonvested amounts forfeited by a Participating Employee shall be applied when available against the obligation of the Participating Company which made the related contributions to make its contributions under Section 4.2; provided, if the nonvested amounts forfeited and available with respect to a Consolidated Participating Company exceed such company's contribution obligation for a Plan Year, the excess of such nonvested amounts forfeited shall be used to reduce the contribution obligations of the other Consolidated Participating Companies for such Plan Year. Nonvested amounts forfeited in a Participant's Profit Sharing Account shall be first applied to reduce the obligation, if any, of the Participating Company which made the related contributions to make Profit Sharing Contributions and may be applied to reduce its Matching Contributions only after the obligation, if any, to make Profit Sharing Contributions is completely satisfied. Nonvested amounts forfeited in a Participating Employee's Matching Account shall be first applied to reduce the obligation of the Participating Company which made the related contributions to make Matching Contributions and may be applied to reduce its Profit Sharing Contributions obligation, if any, only after the obligation to make Matching Contributions is completely satisfied. No Matching Contribution or Profit Sharing Contribution, as the case may be, shall be made directly by a Participating Company to the extent that forfeitures are available to satisfy such contribution obligation. All amounts forfeited shall be applied as a credit to reduce subsequent contributions of the Participating Company which made the related contributions at the time of forfeiture.

         b. Plan Termination. Notwithstanding the terms of subsection (a) hereof, in the event this Plan is terminated, any forfeitures not applied prior thereto to satisfy the Participating Company's restoration obligation as set forth in Section 11.2 or to reduce a Participating Company's obligation under
Section 4.2(a) shall be credited, subject to the limits of Section 6, ratably to the Accounts of its Employees who are Participating Employees on the date of such termination in proportion to the amounts of the Matching Contributions credited to their Accounts for the last month with respect to which such contributions were made; provided, if such crediting of forfeitures would cause impermissible discrimination under the Consolidated Plan, the forfeitures that may not be so credited because of such discrimination shall be credited in a similar, nondiscriminatory manner to the Accounts of other Participating Employees participating in the Consolidated Plan.

2.       Restoral of Forfeited Amounts.

         a. How Restored. If there was a forfeiture of Units representing nonvested amounts in a Participating Employee's Account for an Employee or a former Employee, the amount forfeited shall subsequently be restored to such Account, subject to the conditions of this Section 11, through contributions of the Participating Company if:

                  (i)      for an individual who received a withdrawal under
         Section 9.2 or a distribution in the form of a single lump-sum payment under Section 9.5(a), such individual makes a lump-sum payment to the Committee in cash within the time period provided for such payment under Section 11.2 in an amount equal to the amount of cash plus the value on the date of withdrawal or distribution of shares which the Participating Employee received in the withdrawal or distribution; or

                  (ii) for an individual who terminated employment but who did not receive a distribution in the form of a single lump-sum payment under Section 9.5(a), such individual is reemployed as an Employee before he has five consecutive Breaks in Service.

         b.       Deadline For Repayment. Any repayment made under this Section
11.2 must be made at a time when the individual is an Eligible Employee in the active service of a Participating Company and on or before the earlier of (1) five years after the first date on which the individual is subsequently reemployed by a Participating Company, (2) the end of a period of five consecutive Breaks in Service commencing after the distribution, if the Employee separates from service (for any reason other than transfer in accordance with Section 15) following the withdrawal or distribution, or (3) in the case of a withdrawal under Section 9.2, five years after the date of such withdrawal.

         c. How Repayments and Restorals Are Invested and Credited. Repaid amounts shall be nonforfeitable and repaid and restored amounts shall be invested according to the Participating Employee's investment direction in effect at the time of the repayment or restoral. The number of Units credited to the Participating Employee's Account through the investment of the repaid amounts and restored amounts shall be based on the value of the Units representing each type of investment as of the Business Day on which such repayment or restoral is received by the Trustee and credited to the Participating Employee's Account.

SECTION 12.       ADMINISTRATION BY TRUSTEE.

         1. Trust Agreement. BellSouth has entered into the Trust Agreement with the Trustee, and the Trust Agreement shall be a part of this Plan. The Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held by the Trustee or an insurance company or companies, or by other financial institutions, and that no part of the corpus or income of the Trust Fund held by the Trustee shall be used for, or diverted to, purposes other than for the exclusive benefit of Participating Employees or their beneficiaries and shall set forth the rules on how BellSouth Shares shall be voted and, if there is a tender offer for such shares, how such shares shall be tendered. BellSouth shall have authority to remove such Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, BellSouth shall appoint a successor Trustee. BellSouth also shall have authority to direct that there shall be more than one Trustee under the Trust Agreement and to determine the portion of the assets under the Trust Agreement to be held by each such Trustee. If such a direction is given, BellSouth shall appoint the additional Trustee or Trustees, and each Trustee shall hold and administer and keep records with respect to the portion of such assets held by it. BellSouth also shall have such other powers and duties under the Trust Agreement as set forth from time to time in such agreement.

         2. Commingled Trust. The Trustee may, but shall not be required to, commingle, hold and invest as one trust all contributions made by all Participating Companies under this Plan and other qualified plans of Affiliates or Subsidiaries.

         3. Audit. BellSouth shall select a firm of independent certified public accountants to examine and report on the financial position and the results of operation of the Trust Fund.

SECTION 13.       ELECTION TO VOLUNTARILY SUSPEND CONTRIBUTIONS.

         1. Voluntary Suspension of Contributions. A Participating Employee may elect to voluntarily suspend contributions under Section 4 in accordance with Plan Rules.

         2. Limitations on Voluntary Suspension. A Participating Employee may voluntarily suspend contributions under Section 4 only once in any Plan Year and no suspension shall be for a period of less than three months. These limitations shall not apply in case of a suspension in the event the Participating Employee is absent on account of sickness or disability in accordance with Section 14.

         3. Resumption of Contributions. A Participating Employee may elect to resume making contributions under Section 4 as of any Enrollment Date succeeding the minimum three-month period of suspension.

SECTION 14. LEAVE OF ABSENCE; LAYOFF; ABSENCE ON ACCOUNT OF SICKNESS OR DISABILITY.

         1. Leave of Absence. If a Participating Employee is granted an unpaid leave of absence by his Participating Company, then, except as required under the Uniformed Services Employment and Reemployment Rights Act of 1994, with respect to reemployments initiated after December 12, 1994, there shall be no contributions made under Section 4.1 from any compensation paid during the period of such leave, and contributions automatically shall be deemed to be suspended during such period.

         2. Layoffs. If a Participating Employee is laid off, there shall be no contributions made under Section 4.1 from any compensation paid during such period of layoff, and contributions automatically shall be deemed to be suspended during such period. If at the end of 12 months the Participating Employee has not returned as an Eligible Employee in active service, then, notwithstanding any other provision of this Plan, his employment shall be deemed to have been terminated for purposes of distribution under this Plan, and such Participating Employee's Account shall become nonforfeitable at such time; provided, however, no distribution of such Participating Employee's Account shall be made until otherwise permissible under Code section 401(k). The layoff of the Participating Employee in accordance with any comparable provisions of a Predecessor Plan shall be considered as a layoff for the purposes of the provisions of this Section 14.2.

         3.       Absences on Account of Sickness or Disability.

         a. If a Participating Employee is absent on account of sickness or disability and is receiving short-term sickness payments or disability benefit payments under his Participating Company's short term disability plan or anticipated disability program, contributions under Section 4 will be made from such payments to the extent such payments constitute Eligible Compensation, and reference to contributions from compensation in this Plan shall include contribution from such payments. The Participating Employee may at any time elect to suspend contributions from such payments without penalty in accordance with Section 13 and Plan Rules.

         b. Contributions from Eligible Compensation may be resumed following the end of the period during which the Participating Employee is absent (in accordance with Section 14.3(a)) on account of sickness or disability in accordance with Plan Rules.

         c. If immediately following the end of the period during which a Participating Employee is absent on account of sickness or disability the Participating Employee is not in active service or on a leave of absence, his employment shall be deemed to have been terminated for purposes of distribution under this Plan, and such Participating Employee's Account shall become nonforfeitable at such time; provided, however, no distribution of such Participating Employee's Account shall be made until otherwise permissible under Code section 401(k).

SECTION 15. CHANGE TO NON-MANAGEMENT EMPLOYEE; TRANSFER TO ANOTHER PARTICIPATING COMPANY; TRANSFER TO AN AFFILIATE OR SUBSIDIARY NOT A PARTICIPATING COMPANY; CHANGE TO SEPARATE PARTICIPATING COMPANY; CHANGE TO CONSOLIDATED PARTICIPATING COMPANY; OTHER INTERCHANGE EMPLOYEES.

         1. Change to Non-Management Employee. If a Participating Employee ceases to be an Eligible Employee as a result of a change in status from management employee to Non-Management Employee, contributions by or on behalf of such Participating Employee under Section 4.1 shall be suspended during such period. The Committee shall automatically transfer the value of his Account in this Plan (other than amounts in his ESOP Account) to such plan as soon as practicable.

         2. Transfer to Another Participating Company. The effect under this Plan of a transfer of a Participating Employee from one Participating Company to another Participating Company shall be determined under Plan Rules and Interchange Agreements, if any, which address such transfers.

         3. Transfer to an Affiliate or Subsidiary Not a Participating Company. A Participating Employee who terminates employment with a Participating Company and who within a period of 30 days from the date of such termination commences employment with an Affiliate or a Subsidiary which is not a Participating Company shall be deemed to have transferred to such Affiliate or Subsidiary in accordance with this Section 15 and may elect (1) that the Participating Employee's Account remain in this Plan until his employment with such Affiliate or Subsidiary terminates, (2) that a Trust-To-Trust Transfer be made (except for his ESOP Account) from this Plan to a Qualified Savings Plan maintained by such Affiliate or Subsidiary, or (3) that his Account in this Plan be immediately distributed without forfeiture, provided such distribution is permissible under Code section 401(k) and the rules respecting the ESOP. Such elections shall be made in accordance with Plan Rules and the provisions of any applicable Interchange Agreement.

         4. Change to Separate Participating Company; Change to Consolidated Participating Company.

         a. If a Consolidated Participating Company changes status to a Separate Participating Company, that Participating Company shall, effective as of the date of such change, no longer be eligible to participate in the Consolidated Plan (including the ESOP portion of the Plan ). All amounts contributed by the Participating Company on and after the date of such change will be contributed to a Separate Plan. All amounts contributed by the Participating Company prior to the date of such change shall remain in the Consolidated Plan; provided, however, that the Committee, in its sole discretion, may elect to transfer such amounts to the Separate Plan.

         b. If a Separate Participating Company changes status to a Consolidated Participating Company, that Participating Company shall, effective as of the date of such change, become eligible to participate in the Consolidated Plan (including the ESOP portion of the Plan).

All amounts contributed by the Participating Company on and after the date of such change will be contributed to the Consolidated Plan. All amounts contributed by the Participating Company prior to the date of such change shall remain in the Separate Plan; provided, however, that the Committee, in its sole discretion, may elect to transfer such amounts to the Consolidated Plan.

         5.       Other Interchange Employees. Unless Section 15.2 or Section
15.3 applies, a Participating Employee covered by an Interchange Agreement who terminates employment with a Participating Company and within a period of 30 days from the date of such termination commences employment with an Interchange Company shall be deemed under this Section 15 to have transferred to the Interchange Company and such Participating Employee's Account shall remain in this Plan during the three-month period beginning with the effective date of such transfer to the Interchange Company, and at the end of such three-month period, the distribution of the Participating Employee's Account shall be made as soon as practicable after such distribution is permissible under Code section 401(k) and the rules respecting the ESOP. Notwithstanding the preceding sentence, the Participating Employee may within such three-month period elect a Trust-To-Trust Transfer (except for his ESOP Account) from this Plan to a Qualified Savings Plan maintained by the Interchange Company. Such transfer shall be made in accordance with Plan Rules and only if such a transfer is specifically provided for by the applicable Interchange Agreement.

         6. Value Transferred. If a Participating Employee elects a Trust-To-Trust Transfer from this Plan to a Qualified Savings Plan in accordance with the provisions of this Section 15, the Trustee shall transfer assets or cash equal to the value of his Account to the trustee as of any Business Day. The value of such Trust-to-Trust Transfer shall be determined on the basis of the respective Unit values as of the Business Day on which such transfer is processed. The value credited to the Participating Employee's account in the Qualified Savings Plan shall be the same as the value credited to the Participating Employee's Account in this Plan immediately prior to the transfer (each of which shall be equal to the value as of the Business Day on which such transfer is processed); provided, however, that notwithstanding anything to the contrary, the Participating Employee's account in such Qualified Savings Plan shall thereafter be governed entirely by the terms and conditions of such Qualified Savings Plan.

SECTION 16. DESIGNATION OF BENEFICIARIES; SPOUSAL CONSENT; DEFINITION OF SPOUSE; DISTRIBUTIONS UPON DEATH; FORFEITURE OF BENEFITS BY KILLERS.

         1.       Designation of Beneficiaries.

         a. Except as provided in Section 16.1(b) and Section 16.2, a Participating Employee may designate a beneficiary or beneficiaries to receive all or part of the Participating Employee's Account in case of his death, and may change or revoke such designation at any time in accordance with Plan Rules.

         b. If the Participating Employee's beneficiary designation includes a trust or other person (other than an individual) as either the primary or a contingent beneficiary, the Committee shall have the right at its discretion to disregard such designation for purposes of this Plan.

         c. A beneficiary designation in effect under the comparable provisions of a Predecessor Plan shall be accepted by the Committee if no designation has been made under this Plan and if such designation satisfies the requirements of applicable law.

         2. Spousal Consent. Notwithstanding Section 16.1, if a Participating Employee has a surviving "Spouse" (as defined in Section 16.3) at his death, his surviving Spouse shall be deemed to be his designated beneficiary for the entire nonforfeitable amount in his Account, unless:

         a. such Spouse has consented (or consents) in writing as to the designation of a specific person or persons (including a trust) as beneficiary of all or part of the Participating Employee's Account, and such consent is witnessed by a notary public and acknowledges the effect of such designation; or

         b. the Participating Employee before his death has established to the satisfaction of the Committee that such consent may not be obtained because there is no Spouse, the Spouse cannot be located, or because of any other circumstances as may be required in regulations under Code section 417 under which spousal consent is not required.

         3. Definition of Spouse. For purposes of this Section 16, the term "Spouse" shall mean the individual who the Committee determines, in accordance with the laws of the state of which the Participating Employee was a resident on the date of his death, is the Participating Employee's lawful husband or wife on the date of the Participating Employee's death, which determination shall be final and binding on all parties.

         4. Distribution upon Death. In case of the death of a Participating Employee, the amount in the Participating Employee's Account with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Plan to the designated beneficiary or beneficiaries. If no beneficiary is so designated or no such designated beneficiary survives the Participating Employee, the amount in the Participating Employee's Account distributable upon his death shall be distributed to the Participating Employee's surviving Spouse, if any, or, if there is no surviving Spouse, to the Participating Employee's estate. If the Committee determines that there is any bona fide question as to the legal right of any beneficiary to receive a distribution under this Plan, the amount in question may be paid to the surviving Spouse, if any, or, if there is no surviving Spouse, to the estate of the Participating Employee, or in either case to a court of competent jurisdiction, in which event the Trustee, BellSouth and the Participating Company shall have no further liability to anyone with respect to such amount.

         5.       Forfeiture of Benefits by Killers.

         Notwithstanding anything to the contrary in the Plan, no distribution of benefits shall be made under any provision of the Plan to any individual who kills the Participating Employee in the Plan with respect to whom such distribution would otherwise be payable. An individual shall be deemed to have killed a Participating Employee for purposes of this Section 16.5 if, by virtue of such individual's involvement in the death of the Participating Employee, such individual's entitlement to an interest in assets of the deceased could be denied (whether or not there is in fact any such entitlement) under any applicable law, state or federal, including without limitation laws governing intestate succession, wills, jointly-owned property, bonds, and life insurance. For purposes of the Plan, any such killer shall be deemed to have predeceased the Participating Employee. The Committee may withhold distribution of benefits otherwise payable under the Plan for such period of time as is necessary or appropriate under the circumstances to make a determination with regard to the application of this Section 16.5.

SECTION 17. BENEFITS NOT ASSIGNABLE; QUALIFIED DOMESTIC RELATIONS ORDERS; CRIMES AGAINST THE PLAN.

         1. Benefits not Assignable. Except as otherwise provided by law and Sections 17.2 and 17.3, no benefit, payment or distribution under this Plan shall be subject either to the claim of any creditor of a Participating Employee or beneficiary or to attachment, garnishment, levy, execution or other legal or equitable process by any creditor of such person, and no such person shall have any right to alienate, commute, anticipate or assign (either at law or equity) all or any portion of any benefit, payment or distribution under this Plan.

         2.       Qualified Domestic Relations Orders.

         a. Notwithstanding Section 17.1, this Plan shall provide for payment of benefits in accordance with the applicable requirements of a "qualified domestic relations order" as that term is defined in Code section 414(p). The Committee, in accordance with uniform and nondiscriminatory procedures established by the Committee, shall determine the qualified status of such order and administer any distributions under this Plan pursuant to such order in accordance with the rules set forth in Code section 414(p), and any such determination or payment shall be final and binding on all parties.

         b. If any payments were being made under a Predecessor Plan on January 1, 1985 pursuant to a domestic relations order, such order shall be treated for all purposes under this plan as a qualified domestic relations order within the meaning of Code section 414 (p) with respect to that portion of an Account subject to such order.

         c. Any interest in a Participating Employee's Account which is payable to an alternate payee (as described in Code section 414(p)) under a qualified domestic relations order before the date such interest is payable under Section 9.5 to such Participating Employee nevertheless shall be payable under this Section 17.2 to such alternate payee in accordance with the terms of such order without regard to the distribution events described in Section 9.5.

         3.       Crimes Against the Plan. The nonalienation requirements of
Section 17.1 shall not apply to any offset of a Participating Employee's Account, benefit, payments, proceeds or distributions under the Plan against an amount that the Participant is ordered or required to pay to the Plan if:

         a. The order or requirement to pay arises, on or after August 5, 1997, (i) under a judgment of conviction for a crime involving the Plan; (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of Subtitle B of Title I of ERISA; or (iii) pursuant to a settlement agreement between the Pension Benefit Guaranty Corporation and the Participating Employee or a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of Part 4 of such subtitle by a fiduciary or any other person; and

         b. The judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan.

SECTION 18.       EXPENSES.

         Expenses of administering the Plan may be paid from Plan assets, and certain expenses of administering the Plan may be charged to the Accounts of Participants, in accordance with Plan Rules and the Trust Agreement. Brokerage fees, transfer taxes and other expenses incident to the purchase or sale of securities by the Trustee shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Transfer taxes in connection with distribution of BellSouth Shares to Participating Employees or their beneficiaries shall be borne by the Participating Company which last employed the Participating Employee on whose behalf the distribution was made. Taxes, if any, or income received on any assets held by the Trustee shall be charged appropriately against the Accounts of a Participating Employee as the Committee shall determine. Any expenses not paid from Plan assets shall be paid by a Participating Company.

SECTION 19.       MODIFICATION OR MERGER OF PLAN.

         1. Modification. BellSouth, by action of its Board of Directors or its delegate, may modify the Consolidated Plan and/or any Separate Plan, provided that no part of the corpus or income attributable to any funds received by the Trustee for the purposes of this Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participating Employees or their beneficiaries, and no modification shall eliminate an optional form of benefit or deprive a Participating Employee of the nonforfeitable percentage of his Account balance accrued to the date of such modification except to the extent permissible under Code section 411(d)(6). BellSouth by action of its Board of Directors may delegate authority to the Committee with respect to the modification of the Consolidated Plan and/or any Separate Plan. Any modification shall be effective at such date as BellSouth or the Committee, whichever is applicable, may determine, except that no such modification may apply to any period prior to the adoption of the modification by BellSouth or the Committee, whichever is applicable, unless, in the opinion of BellSouth or Committee, whichever is applicable, such modification is necessary or advisable in order to comply with the provisions of the Code (including any rulings thereunder) relating to the qualification of this Plan or relating to the income tax exemption of the Trust Fund and would not adversely affect the rights of Participating Employees in respect of this Plan. Notice of any modification of this Plan shall be given to the Trustee and to all Participating Companies and, except for changes which the Committee determines to be of a minor nature and, in the Committee's judgment, which do not adversely affect their interests and which are not required to be disclosed under the Code or ERISA, shall also be given to all Participating Employees. A modification may affect current Participating Employees as well as future Participating Employees.

         2. Merger or Consolidation. There shall be no merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other plan unless each Participating Employee would (if such other plan then terminated) receive a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit the Participating Employee would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

SECTION 20.       TERMINATION OF CONTRIBUTIONS UNDER PLAN; LIQUIDATION OF THE
                  PLAN.

         BellSouth, by action of its Board of Directors, may at any time terminate contributions under Section 4.1 for all Participating Employees and all contributions under Section 4.2 by all Participating Companies. BellSouth may terminate the Consolidated Plan, one or more Separate Plans, and/or a Participating Company's participation in the Plan. Furthermore, if a Participating Company ceases to be a Subsidiary or an Affiliate (other than through a merger or consolidation into another Participating Company), such Participating Company's participation in this Plan shall terminate. Except with respect to the Consolidated Plan or a Separate Plan, or except to the extent required under the Code, any such termination of a Participating Company's participation in this Plan shall not be deemed to be a termination or partial termination of the Plan. No termination shall have the effect of diverting the amounts held by the Trustee to purposes other than as provided in this Plan.

         Upon a termination of all contributions by a Participating Company, this Plan shall nevertheless remain in effect as to such Participating Company in other respects, except that (1) no Participating Employee under this Plan as adopted by such Participating Company shall thereafter forfeit any amounts in his Account and (2) instead of the withdrawal and distribution rights specified in Section 9, each such Participating Employee shall, by giving written notice on a form to be provided for this purpose and delivered to the Committee or its designated representative prior to a termination of his Participating Company's participation in this Plan, elect either (a) to leave all Units credited to the Participating Employee's Account in the Trust Fund held by the Trustee and distributed in a single distribution upon the Participating Employee's separation from service, death, disability, attainment of age 59-1/2, or other permissible distribution events under Code section 401(k), whichever occurs first, or (b) to have all Units credited to the Participating Employee's Account, excluding the Participating Employee's Before-Tax Account and ESOP Account, distributed in a single distribution as soon as practicable after the last date for making such an election and to have all Units credited to a Participating Employee's Before-Tax Accounts distributed in a single sum distribution upon the Participating Employee's separation from service, death, disability, attainment of age 59-1/2 or other permissible distribution events under Code section 401(k), whichever occurs first. The Participating Employee's ESOP Account shall remain in the Plan and continue to be administered in accordance with the terms of the Plan.

         Notwithstanding the foregoing, following such a termination of all contributions by a Participating Company, such Participating Company may, at any time after such termination, determine that this Plan and the Trust Fund shall be liquidated as to such Participating Company, in which event distribution shall be made as soon as permissible under Code section 401(k) and Code section 411(a)(11) to each of its Participating Employees (or any other person or persons entitled to such distribution under this Plan) of all Units in each such Participating Employee's Account.

         BellSouth shall have the right to completely terminate this Plan, and, as soon as practicable after the complete termination of this Plan, all Participating Employees who are then Employees shall be fully vested and all Participating Employees shall receive a distribution in the form of a single lump-sum payment of all the vested Units in their Accounts as soon as permissible under Code section 401(k) and Code section 411(a)(11). BellSouth also shall have the right to make the ESOP portion of this Plan a separate and distinct plan for Participating Employees and, if BellSouth exercises that right, this Plan shall continue without interruption and the ESOP portion shall continue without interruption as separate and distinct plans within this documents or, at BellSouth's option, in separate documents.

SECTION 21.       NOTICES TO PARTICIPATING EMPLOYEES; ADMINISTRATIVE NOTICES.

         1. Notices to Participating Employees. Notices, reports and statements to be given, made or delivered to Participating Employees shall be deemed duly given, made or delivered when addressed to them and delivered by ordinary mail, or by company mail, to their last known business or home address.

         2. Administrative Notices. Authorizations, designations, directions, elections or other administrative notices required by this Plan shall be made to the Savings Plan Administrators (as described in Section 23.3 of this Plan) or their designated representative or to the Committee or its designated representative in accordance with Savings Plan Administrator rules or Plan Rules, whichever are applicable under the circumstances.

SECTION 22.       ADOPTION OF THE PLAN BY A PARTICIPATING COMPANY.

         1. General. Any Affiliate or Subsidiary may, by action of its Board of Directors or equivalent governing body and with the consent of the Senior Officer for Human Resources of BellSouth (or his delegate), adopt this Plan and the Trust Agreement either as a Consolidated Participating Company (pursuant to the provisions of Section 22.2 below) or as a Separate Participating Company (pursuant to the provisions of Section 22.3 below). For purposes of this Section 22.1, the Senior Officer for Human Resources of BellSouth shall be deemed (i) to have delegated his authority to consent to such Plan adoptions to the individuals in the BellSouth Human Resources Retirement Benefits Planning Group, or its successor, and (ii) to have consented to any such adoption if any individual in such Group takes any action (such as, for example, listing such adopting Affiliate or Subsidiary as a Participating Company, enrolling such company's eligible employees in the Plan or otherwise administering the Plan as if such company is participating in the Plan) that is consistent with such individual having consented to such company's adoption of the Plan.

         2. Consolidated Participating Companies. Any Affiliate or Subsidiary may become a Consolidated Participating Company by executing an Adoption Agreement specifying the terms of participation and by delivering such Adoption Agreement to BellSouth and the Trustee. In lieu of, or in addition to, executing a formal Adoption Agreement, the Consolidated Participating Company's resolutions adopting and approving the adoption of the Consolidated Plan may be considered the adoption thereof; provided, however, if a Consolidated Participating Company wishes to adopt any terms and conditions which differ from those as set forth in this amended and restated Plan document, such Consolidated Participating Company must adopt the Consolidated Plan using a formal Adoption Agreement. In the event the Consolidated Participating Company uses resolutions to adopt the Consolidated Plan, the resolutions shall, at a minimum, set out the names of the Consolidated Participating Companies and the dates that their participation in the Consolidated Plan commenced.

         The Consolidated Plan shall be considered a single plan for purposes of Code section 414(l). All assets contributed to the Consolidated Plan by Consolidated Participating Companies shall be available to pay benefits to all Participating Employees therein and their beneficiaries irrespective of which Consolidated Participating Company is the employer of such Participating Employees; provided, however, assets held in the ESOP shall be available only to pay benefits to Participating Employees in the ESOP portion of the Consolidated Plan and their beneficiaries. Available assets held in the ESOP shall not be used to pay benefits under the non-ESOP portion of the Consolidated Plan. Nothing contained herein shall be construed to prohibit the separate accounting for assets contributed by Consolidated Participating Companies to the Consolidated Plan for purposes of cost allocation, contributions, forfeitures or other purposes, pursuant to the terms of the Plan and as directed by the Committee.

         3. Separate Participating Companies. Any Affiliate or Subsidiary may become a Separate Participating Company by executing an Adoption Agreement specifying the terms of participation and by delivering such Adoption Agreement to BellSouth and the Trustee. The Separate Participating Company's resolutions may not be used to adopt a Separate Plan. In addition, more than one Affiliate or more than one Subsidiary (as long as all such Subsidiaries are part of the same controlled group under Code section 414(b) or (c) or affiliated service group under Code section 414(m) or (o)) may together adopt this Plan and Trust Agreement as a Separate Plan, by jointly entering into an Adoption Agreement and executing the procedures described hereinabove; provided, for purposes of this Plan, all of such Affiliates and Subsidiaries shall be treated as a single employer, and the term "Participating Company" shall refer collectively to such group of Affiliates or Subsidiaries.

         Each Separate Participating Company adopting a Separate Plan shall designate such Plan as a separate and distinct plan for the exclusive benefit of its Employees, or the Employees of the division(s) or subdivision(s) with respect to which such Separate Plan is adopted, as the case may be. The contributions made by a Separate Participating Company to each Separate Plan and any forfeiture attributable to such contributions shall be used only for the benefit of Participating Employees and beneficiaries under such Separate Plan. Notwithstanding any contrary provisions in this Plan or Trust Agreement, each Separate Plan established pursuant to this Section 22.3 is intended to be a separate and distinct plan for purposes of Code section 414(l), and the assets of each such Separate Plan shall be available solely for the benefit of the Participating Employees and beneficiaries covered under such Separate Plan. The disqualification of any such Separate Plan shall not affect the qualified status of any other Separate Plan adopted hereunder or the tax-exempt status of the trust created by the Trust Agreement.

         4. Amendment. Any amendment to the Consolidated Plan or a Separate Plan by BellSouth or its delegate automatically shall be effective as to each Participating Company without any further action by any Participating Company.

         5. Committee Actions. All actions and decisions by the Committee automatically shall be binding upon any Participating Company.

         6. Discontinuance of Participation. Any Participating Company shall be allowed to discontinue participation in this Plan upon sixty (60) days written notice to BellSouth, the Committee and the Trustee.

SECTION 23.       ADMINISTRATION AND INTERPRETATION OF PLAN.

         1. Plan Sponsor. BellSouth shall be the sponsor of the Consolidated Plan and, exclusively for reporting and disclosure purposes, shall be the sponsor of each Separate Plan. For all other purposes, each Participating Company shall be the sponsor of the Plan that it adopts; provided, if more than one Affiliate or Subsidiary collectively adopts the Plan, the Affiliate or Subsidiary that serves as the plan sponsor shall be specified in the Adoption Agreement.

         2. Savings Plan Committee. BellSouth shall appoint a Savings Plan Committee (the "Committee") to serve as plan administrator (as defined in Code section 414(g)) which shall have such powers as may be necessary to enable it to administer all claims for Plan benefits for all Participating Companies, except for powers expressly vested in BellSouth, the Trustee or any investment managers appointed under the terms of the Trust Agreement. BellSouth shall adopt rules for operation of the Committee. BellSouth and the Committee may each employ persons to render advice or to perform administrative or recordkeeping services with regard to any of its responsibilities under this Plan. The Committee shall have the exclusive right and authority and sole discretion to determine benefits under the Plan and to interpret the provisions of the Plan, and its determinations and interpretations shall be final and conclusive.

         3. Administrative Committees. BellSouth and the Committee may delegate authority with respect to certain matters to officers or employees of BellSouth and the Participating Companies. BellSouth and the Committee may also provide for the appointment of one or more persons in each Participating Company to be known as the Administrative Committee of such Participating Company, which, in addition to the authority and responsibilities otherwise specifically provided to such committee under the Plan, shall have authority (i) to grant or deny claims for benefits under the Plan, (ii) to develop administrative procedures and rules of operation, and (iii) to administer the Plan for the Eligible Employees of such Participating Company, to the extent that such authority does not exceed the limits of the authority reserved by BellSouth and the Committee, or limitations of the Plan; provided, if there is more than one Administrative Committee (or divisions of a single Administrative Committee) operating independently with respect to one or more Participating Companies' participation in the Consolidated Plan or a Separate Plan, the Committee shall take such actions and establish such guidelines to assist the various Administrative Committees in administering the applicable Plan in an internally consistent manner. If no Administrative Committee shall be appointed with respect to any one or more Plan, the authorities and responsibilities allocated to the Administrative Committee hereunder shall be exercised by the Committee.

         4. Plan Rules. The Committee and each Administrative Committee shall establish such reasonable nondiscriminatory rules and procedures as it deems appropriate under the circumstances for the proper administration of this Plan and such rules and procedures shall be communicated to all affected Participating Employees and beneficiaries.

         5. Claims and Claim Processing. Claims will be processed in accordance with ERISA and regulations thereunder and the claims processing procedures (as set forth in the summary plan description for this Plan) shall include, but not be limited to, the following:

         a. Claims shall be presented to the Administrative Committee which shall either arrange for payment of the claim or deny the claim. Adequate and timely notice shall be provided in writing to any person whose claim has been denied by the Administrative Committee, setting forth the specific reasons for such denial.

         b. Any person whose claim for benefits has been denied may, within 60 days after receipt of notice of denial, submit a written request for review of the decision denying the claim to the Committee. In such case, the Committee shall make a full and fair review of such decision within 60 days (or such longer period of time as is allowed by applicable regulations) after receipt of a request for review and notify the claimant in writing of the review decision, specifying the reasons for such decision.

         6. Named Fiduciaries. BellSouth, the Committee and each Administrative Committee are each a named fiduciary, as that term is used in ERISA, with respect to their particular duties and responsibilities set forth in this Plan. Any person, any group of persons or any entity may serve in more than one fiduciary capacity with respect to this Plan (including service both as a trustee and as an administrator). BellSouth and the Committee may allocate any of their respective responsibilities for the operation and administration of this Plan consistent with this Plan's terms, including allocation of responsibilities to a Participating Company and the Participating Company's Administrative Committee. Named fiduciaries may delegate any of their responsibilities under this Plan by designating in writing other persons to carry out any such responsibilities (other than trustee responsibilities, the delegation of which may be limited by law) under this Plan, and may employ persons to advise them with regard to any such responsibilities.

         7. Communications to the Committee; Service of Process. Communications to the Committee should be addressed to BellSouth Corporation, Secretary, Savings Plan Committee, at BellSouth Corporation's primary business address, or to such other person or address as set forth in the summary plan description for this Plan. The Secretary of the Committee is hereby designated as agent for service of legal process with respect to any claims arising under this Plan.

         8. Applicable Law. This Plan shall be governed by the applicable laws of the state of Georgia to the extent not preempted by applicable Federal law.

SECTION 24.       TOP-HEAVY PROVISIONS.

         In the event that the Plan is a "Top-Heavy Plan" as defined in this
Section 24 with respect to any Plan Year, the following provisions shall apply with respect to such Plan Year, notwithstanding any other plan provisions to the contrary:

         1. Minimum Benefits. Matching Contributions under Section 4.2(a) allocated to the Account of each "Non-Key Employee" for each Plan Year in which the Plan is "Top-Heavy" shall equal the lesser of (1) 3% of the "Non-Key Employee's" compensation (within the meaning of Code section 415, including the addition of elective deferrals as prescribed in Section 6.2(a) hereof) for such Plan Year or (2) the largest percentage of compensation (within the meaning of Code section 415) provided through Before-Tax Contributions under Section 4.1(a) and Matching Contributions under Section 4.2(a) on behalf of any "Key Employee" for such Plan Year. For this purpose, a "Non-Key Employee" shall mean any Employee of a Participating Company who is not a "Key Employee" (as defined in Code section 416(i)), and who is an Eligible Employee on the last day of such Plan Year.

         The preceding paragraph shall not apply to any "Non-Key Employee" who is also covered by any other defined contribution plan or a defined benefit plan sponsored by a Participating Company during a Plan Year in which this Plan is "Top-Heavy" if such Employee is entitled for such Plan Year to a minimum contribution or minimum benefit accrual under such other defined contribution plan or defined benefit plan in accordance with Code section 416(c)(1).

         If a Non-Key Employee participates in both a defined benefit plan or plans and a defined contribution plan or plans maintained by BellSouth or any of its Affiliates, the minimum contribution or minimum benefit required under Code section 416 (c)(1) shall be provided in the first of the following plans in which the Non-Key Employee participates:

         a.       BellSouth Personal Retirement Account Pension Plan;

         b.       BellSouth Pension Plan;

         c.       any other defined benefit plan maintained by an Affiliate;

         d.       BellSouth Savings and Security Plan;

         e.       BellSouth Employee Stock Ownership Plan;

         f. any other defined contribution plan maintained by an Affiliate.

         2. Top-Heavy Determination. This Plan shall be deemed a "Top-Heavy Plan" only with respect to any Plan Year in which, as of the "Determination Date", the aggregate of the Accounts of "Key Employees" under the Plan exceeds 60% of the aggregate of the Accounts of all Participating Employees under the Plan.

         For purposes of this Section 24, the term "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year. In determining whether or not this Plan is a "Top-Heavy Plan" with respect to any Plan Year, the term "Key Employee" shall have the meaning assigned to such term under Code section 416(i). For purposes of determining the amount of the Account of any Participating Employee, such amount shall be increased by the aggregate distributions (if any) made with respect to such Participating Employee under this Plan during the five-year period ending on the "Determination Date."

         3. Aggregation. Each plan of a Participating Company required to be included in an "Aggregation Group" shall be treated as a "Top-Heavy Plan" if such group is a "Top-Heavy Group."

         For purposes of this Section 24.4, "Aggregation Group" shall mean: (1) each plan which qualifies under Code section 401(a)(4) (including plans that have terminated within the five-year period ending on the Determination Date) of a Participating Company in which a "Key Employee" is a participant and (2) each other plan which qualifies under Code section 401(a) of a Participating Company which enables the plan or plans described in clause (1) to meet the requirements of Code sections 401(a)(4) or 410. Any plan of a Participating Company that is not required to be included in an "Aggregation Group" may be treated as part of such group if such group would continue to meet the requirements of Code sections 401(a)(4) or 410.

         For purposes of this Section 24.4, "Top-Heavy Group" means any "Aggregation Group" if the sum (as of the "Determination Date") of the present value of the cumulative accrued benefits (as determined under Code section 414
(g)) for "Key Employees" under all defined benefit plans included in such group and the aggregate of the accounts of "Key Employees" under all defined contribution plans included in such group exceeds 60% of a similar sum determined for all Employees.

         4. Transfers. If a distribution made from this Plan is deemed an "Unrelated Transfer", such distribution shall be recognized pursuant to the final sentence of Section 24.4. If a distribution made from this Plan is deemed a "Related Transfer", such distribution shall not be recognized pursuant to the final sentence of Section 24.5 of this Section 24. For purposes of this Section 24, an "Unrelated Transfer" shall mean a plan-to-plan transfer that is both (1) initiated by the Employee and (2) made from a plan maintained by one employer to a plan maintained by another employer. A "Related Transfer" shall mean a plan-to-plan transfer that is either (a) not initiated by the Employee or (b) is made to a plan maintained by the same employer. For purposes of determining whether the employer is the same employer, all employers aggregated under Code section 414(b), (c) and/or (m) shall be treated as the same employer.

SECTION 25.       SPECIAL RULES APPLICABLE IN EVENT OF CERTAIN NATURAL
                  DISASTERS.

         1.       In General.

         a. In the event that the President of the United States declares that an area in which Participating Employees reside warrants assistance by the Federal Government under the Disaster Relief Act of 1974, Pub. L. No. 93-288, as amended, the Committee shall have the authority to declare this Section 25 effective. Upon such declaration by the Committee, the special rules and procedures hereinafter described in this Section 25 shall apply with respect to each Participating Employee whose principal residence is located within an area covered by the President's declaration (hereinafter referred to as "Designated Participating Employees").

         b. A Designated Participating Employee may request a withdrawal and/or a hardship withdrawal, as the case may be, in the manner established for this purpose from time to time and communicated to Designated Participating Employees. In order to facilitate payments to Designated Participating Employees, any such withdrawal shall be made based on the most recent valuation date for which processing has been completed on the date payment is to be made. Actual payment of amounts distributable to a Designated Participating Employee shall be made as soon as practicable.

         c. The special rules and procedures of this Section 25 shall remain in effect for such period of time as is specified by the Committee, which may be for any period the Committee deems appropriate not to exceed one hundred eighty (180) days. If the Committee, having declared this Section 25 effective, fails to specify the period of time for which it shall remain in effect, these special rules shall remain in effect for one hundred eighty (180) days from the date of such declaration.

         2. Withdrawals Without Hardship. A Designated Participating Employee may make one (1) withdrawal in an amount equal to all or any portion of the vested Units credited to such person's Account (excluding for this purpose a Designated Participating Employee's ESOP Account); provided, that in the case of a Designated Participating Employee who has not attained age 59-1/2 and who is not disabled as of the date of such withdrawal, no withdrawal may be made with respect to Units in his Before-Tax Basic Account and Before-Tax Supplemental Account, except as otherwise provided in Section 9.3 and 25.3.

         3. Hardship Withdrawals of Before-Tax Contributions. In the case of a Designated Participating Employee, the definition of "immediate and heavy financial" need shall include, in addition to the items specified in Section 9.3, damages to the Designated Participating Employee's principal residence (and the contents thereof) attributable to the disaster referred to in Section 25.1(a).

         IN WITNESS WHEREOF, this Amendment and Restatement has been executed by the duly authorized representative of the BellSouth Savings Plan Committee to be effective as of the Effective Date hereof.

                                       BELLSOUTH SAVINGS PLAN COMMITTEE

                                                /s/ Richard D. Sibbernsen
                                       ------------------------------------
                                       By:  Richard D. Sibbernsen, Chairman

                                   SCHEDULE A
                            PARTICIPATING COMPANIES(1)
                                  APRIL 1, 2001

                                   PARTICIPATING                                           INVESTMENT IN BELLSOUTH
                                      COMPANY                         ESOP COMPANY               SHARES FUND
-------------------------------------------------------------------------------------------------------------------
BELLSOUTH CORPORATION                                                     YES                        YES
BELLSOUTH D.C., INC.                                                      YES                        YES
BELLSOUTH CUSTOMER TECHNOLOGIES, INC.                                     YES                        YES
BELLSOUTH TELECOMMUNICATIONS, INC.                                        YES                        YES
BELLSOUTH COMMUNICATION SYSTEMS, LLC                                      YES                        YES
BELLSOUTH BUSINESS SYSTEMS, INC.                                          YES                        YES
BELLSOUTH TECHNOLOGY SERVICES, INC.                                       YES                        YES
BELLSOUTH INTERNATIONAL, INC.                                             YES                        YES
SUNLINK CORPORATION                                                       YES                        YES
BELLSOUTH RESOURCES, INC.                                                 YES                        YES
INTELLIGENT MEDIA VENTURES, LLC                                           YES                        YES
BELLSOUTH ADVERTISING & PUBLISHING CORPORATION                            YES                        YES
STEVENS GRAPHICS, INC.                                                    YES                        YES
L.M. BERRY AND COMPANY                                                    YES                        YES
BELLSOUTH AFFILIATE SERVICES CORPORATION                                  YES                        YES
BELLSOUTH SELECT, INC.                                                    YES                        YES
BELLSOUTH INTERNATIONAL WIRELESS SERVICES, INC.                           YES                        YES
BELLSOUTH.net, INC.                                                       YES                        YES
BELLSOUTH LONG DISTANCE, INC.                                             YES                        YES
BELLSOUTH ENTERTAINMENT, INC.                                             YES                        YES
BELLSOUTH PUBLIC COMMUNICATIONS, INC.                                     YES                        YES
BELLSOUTH BILLING, INC.                                                   YES                        YES
BELLSOUTH INTERNATIONAL ACCESS, INC.                                      YES                        YES
BELLSOUTH INTELLECTUAL PROPERTY CORPORATION                               YES                        YES
BELLSOUTH INTELLECTUAL PROPERTY MANAGEMENT CORPORATION                    YES                        YES
BELLSOUTH INTELLECTUAL PROPERTY MARKETING CORPORATION                     YES                        YES
BELLSOUTH SOLUTIONS GROUP, INC.                                           YES                        YES
INTELLEPROP, INC,                                                         YES                        YES
BELLSOUTH CREDIT AND COLLECTIONS MANAGEMENT, INC.                         YES                        YES
BELLSOUTH ACCOUNTS RECEIVABLE MANAGEMENT, INC.                            YES                        YES
BELLSOUTH CARRIER PROFESSIONAL SERVICES, INC.                             YES                        YES
BELLSOUTH  WIRELESS DATA SERVICES LLC                                      NO                        YES
BELLSOUTH  CELLULAR  SERVICES LLC                                         YES                        YES

                                   SCHEDULE B
                                MATCH PERCENTAGE
                             EFFECTIVE APRIL 1, 2001
                               SECTION 5.1(A)(II)


LINE OF BUSINESS                                                  COMMUNICATIONS(1)    A&P(2)       WIRELESS(3)      BSC(4)
---------------------------------------------------------------------------------------------------------------------------
(A)
FIXED MATCH PERCENTAGE ON BASIC CONTRIBUTIONS FROM FIRST
2% OF ELIGIBLE COMPENSATION                                               100%          100%          100%            100%

(B)
VARIABLE MATCH PERCENTAGE ON BASIC CONTRIBUTIONS FROM
NEXT 4% OF ELIGIBLE COMPENSATION

     (1)      FINANCIAL PERFORMANCE PERCENTAGE                             40%           65%           55%             40%

     (2)      ADDITIONAL ESOP PERCENTAGE                                    8%            8%            8%              8%

     (3)      DISCRETIONARY PERCENTAGE                                  29.50%           27%           37%          29.50%

TOTAL VARIABLE PERCENTAGE(5)                                            77.50%          100%          100%          77.50%
                                                                        =====           ===           ===           =====

TOTAL EFFECTIVE MATCH RATE                                                 85%          100%          100%             85%
                                                                        =====           ===           ===           =====


(1)INCLUDES AS OF APRIL 1, 2001: BELLSOUTH ACCOUNTS RECEIVABLE MANAGEMENT INC., BELLSOUTH BILLING, INC., BELLSOUTH BUSINESS SYSTEMS, INC., BELLSOUTH CARRIER PROFESSIONAL SERVICES, INC., BELLSOUTH COMMUNICATION SYSTEMS, LLC, BELLSOUTH CREDIT AND COLLECTIONS MANAGEMENT, INC., BELLSOUTH ENTERTAINMENT, INC., BELLSOUTH LONG DISTANCE, INC., BELLSOUTH PUBLIC COMMUNICATIONS, INC., BELLSOUTH SOLUTIONS GROUP, INC., BELLSOUTH TELECOMMUNICATIONS, BELLSOUTH.NET INC.

(2)INCLUDES AS OF APRIL 1, 2001: BELLSOUTH ADVERTISING AND PUBLISHING CORPORATION, INTELLIGENT MEDIA VENTURES, LLC, L. M. BERRY AND COMPANY, STEVENS GRAPHICS, INC.

(3)INCLUDES AS OF APRIL 1, 2001: BELLSOUTH CELLULAR SERVICES LLC, BELLSOUTH WIRELESS DATA SERVICES LLC

(4)INCLUDES AS OF APRIL 1, 2001: BELLSOUTH AFFILIATE SERVICES CORPORATION, BELLSOUTH CORPORATION, BELLSOUTH CUSTOMER TECHNOLOGIES, INC., BELLSOUTH D.C., INC., BELLSOUTH INTELLECTUAL PROPERTY CORPORATION, BELLSOUTH INTELLECTUAL PROPERTY MANAGEMENT CORPORATION, BELLSOUTH INTELLECTUAL PROPERTY MARKETING CORPORATION, BELLSOUTH INTERNATIONAL ACCESS, INC., BELLSOUTH INTERNATIONAL WIRELESS SERVICES, INC., BELLSOUTH INTERNATIONAL, INC., BELLSOUTH RESOURCES, INC., BELLSOUTH SELECT, INC., BELLSOUTH TECHNOLOGY SERVICES, INC., INTELLEPROP, INC., SUNLINK CORPORATION

(5)THIS PERCENTAGE SHALL NOT APPLY TO BELLSOUTH WIRELESS DATA SERVICES LLC. THE TOTAL VARIABLE PERCENTAGE FOR BELLSOUTH WIRELESS DATA SERVICES LLC IS 25%.

                                   SCHEDULE C

                            SCHEDULE MATCH PERCENTAGE
                            EFFECTIVE JANUARY 1, 1999
                              FOR CERTAIN EMPLOYEES

         For a Participating Employee in any of the following BellSouth Advertising and Publishing Company job classifications: (i) Directory Advertising Sales Representatives, (ii) Major Account Representatives, (iii) Premise Non-Ad Representatives, and (iv) e-Representatives, the match percentage of his Before-Tax Basic Contribution and After-Tax Basic Contribution made from the first 5 1/2% of the Participating Employee's Eligible Compensation from BellSouth Advertising and Publishing Corporation for a month, shall equal the sum of (A) the BellSouth Advertising and Publishing Corporation Financial Performance Percentage (based on the BAPCO Management Bonus Plan for the preceding calendar year) and (B) the Additional ESOP Percentage, all as computed as follows:

         (a) Financial Performance Percentage. The Financial Performance Percentage for the Participating Employees shall be the percentage determined below based upon the BAPCO Management Bonus Plan for the previous calendar year, all as determined by the Committee:

                           Financial Performance
                           (as a percentage of                  Matching
                           standard performance)               Percentage
                           ----------------------------------------------
                           less than 75%                          45%
                           75% - 94%                              50%
                           95% - 119%                             55%
                           120% - 149%                            60%
                           150% - 185%                            65%
                           more than 185%                         70%

         (b) Additional ESOP Percentage. The Additional ESOP Percentage shall be determined by the Committee, for so long as ESOP Dividends are deductible for federal income tax purposes under Code section 404(k), based upon increases in the per share average price of BellSouth Shares, if any, for the preceding calendar year, as follows:

                           Annual Shares                   Points Added
                           Percentage                      to Matching
                           Price Increase                  Percentage
                           --------------                  ----------
                           2% or less                           4%
                           3%                                   6%
                           4%                                   8%
                           5%                                  10%
                           6%                                  12%
                           7%                                  14%
                           8% or more                          16%

                           The per share average price change for each calendar
                  year shall be the average of the daily closing share price of BellSouth Shares traded on the New York Stock Exchange for each trading day of the year compared to such average of the daily closing share prices for the immediately preceding year. The average share price may be adjusted administratively by the Committee in its sole discretion to reflect changes in the capitalization of BellSouth, including without limitation stock dividends, stock splits, mergers, consolidation, reorganization, division and sales of assets.

         (c) The BellSouth Board of Directors, in its sole discretion, may provide for an increase in the percentages otherwise determined under Paragraph (a) and/or (b) above for BellSouth Advertising and Publishing Company if the Board of Directors deems it advisable in light of participation levels, the price of BellSouth Shares or other factors. The Committee shall reflect any changes made, to this Schedule C hereto.